Use these links to rapidly review the document
TABLE OF CONTENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SYNCHRONOSS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Stockholder:

I am pleased to invite you to our 2018 Annual Meeting of Stockholders, which will be held on October 24, 2018, at 11:00 a.m. (local time), at the offices of Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey.

At the meeting, we will be electing three members of our Board of Directors, ratifying the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2018, holding an advisory vote on executive compensation, approving an increase to the number of shares issuable under the Company's Employee Stock Purchase Plan and acting upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Additional details regarding admission to the 2018 Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our Annual Report on Form 10-K/A for the year ended December 31, 2017. We encourage you to read this information carefully.

It is important that your shares be represented and voted at the 2018 Annual Meeting. As discussed in the Proxy Statement, voting by proxy does not deprive you of your right to attend the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2018 ANNUAL MEETING, WE HOPE YOU WILL VOTE AS SOON AS POSSIBLE. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING A PROXY CARD, IF YOU HAVE REQUESTED ONE. VOTING OVER THE INTERNET, BY TELEPHONE OR BY WRITTEN PROXY WILL ENSURE YOUR REPRESENTATION AT THE 2018 ANNUAL MEETING REGARDLESS OF WHETHER OR NOT YOU ATTEND IN PERSON. PLEASE REVIEW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL REGARDING EACH OF THESE VOTING OPTIONS.

If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations department at (800) 575-7606. For questions regarding your stock ownership or voting, you may contact our transfer agent, American Stock Transfer & Trust Co., by e-mail through their website at www.amstock.com or by phone at (800) 937-5449 (within the U.S. and Canada) or (718) 921-8124 (outside the U.S. and Canada).

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Synchronoss Technologies.

Sincerely,

Glenn Lurie
President and Chief Executive Officer
September 10, 2018

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas, except by credentialed media. We realize that many cellular phones have built-in digital cameras, and while these phones may be brought into the venue, the camera function may not be used at any time.

Synchronoss Technologies, Inc.
200 Crossing Boulevard
Bridgewater, New Jersey 08807

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF SYNCHRONOSS TECHNOLOGIES, INC.

Date:    October 24, 2018
 Time:    11:00 a.m.
 Place:    Synchronoss Corporate Headquarters
              200 Crossing Boulevard, Bridgewater, NJ 08807

AGENDA:

•
Election of three members of the Company's Board of Directors to serve until the 2021 annual meeting of stockholders of the Company;

•
Ratification of appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2018;

•
Advisory vote on executive compensation;

•
Approval of an increase in the number of shares issuable under the Company's Employee Stock Purchase Plan; and

•
Transaction of other business that may properly come before the meeting.

Record date: You can vote if you were a stockholder of record on August 27, 2018.

A Notice of Internet Availability of Proxy Materials ("Notice") has been mailed to stockholders of record on or about September 10, 2018. The Notice contains instructions on how to access our proxy statement for our 2018 Annual Meeting of Stockholders (the "Proxy Statement") and our annual report for the year ended December 31, 2017 on Form 10-K/A (together with the Proxy Statement, the "proxy materials"). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: http://materials.proxyvote.com/87157B.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Synchronoss' corporate headquarters at the address listed above for the ten-day period prior to the Annual Meeting.

By order of the Board of Directors,

Ronald J. Prague
Chief Legal Officer and Corporate Secretary
September 10, 2018

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on October 24, 2018: The proxy statement and annual report to stockholders and the means to vote by Internet are available at www.synchronoss.com

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FOLLOW THE INTERNET VOTING INSTRUCTIONS ON YOUR PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

Proxy Summary	1	Compensation Committee Report	48

2018 Proxy Statement Highlights	2	Summary Compensation Table	49

Questions & Answers About this Proxy Material and Voting	4	Grants of Plan Based Awards Table	52

Corporate Governance at Synchronoss	10	Description of Awards Granted in 2017	54

Stockholder Communications with our Board of Directors	12	Outstanding Equity Awards at Fiscal Year-End Table	55

Board of Directors and Committee Duties	12	Option Exercises and Stock Vested	59

Director Compensation	18	Employment Agreements	59

Director Stock Ownership Guidelines	19	Estimated Payments and Benefits	64

Limitation of Liability and Indemnification	19	Report of the Audit Committee	69

Risk Management Considerations	21	Equity Security Ownership of Certain Beneficial Owners and Management	70

Compensation of Executive Officers	22	Certain Related Party Transactions	73

Compensation Discussion and Analysis	22	Section 16(a) Beneficial Ownership Reporting Compliance	77

2017 Compensation Program Highlights	24	Other Matters	77

2017 Executive Compensation Program	25	Election of Directors	78

Principal Elements of Compensation	29	Ratification of the Selection of Independent Registered Public Accounting Firm	85

Chief Executive Officer Compensation	32	Advisory Vote on Executive Compensation	87

Pay Mix	33	Approval of Increase of Number of Shares Issuable under the Company's Employee Stock Purchase Plan	88

2017 Compensation Decisions	33	Stockholder Proposals for the Next Annual Meeting	91

Financial Restatements and Related Policies	45	No Incorporation by Reference	91

Executive Officer Stock Ownership Guidelines	45	Contact for Questions and Assistance with Voting	92

Proxy Summary

Proposals to be Voted On:

The following proposals will be voted on at the Annual Meeting of Stockholders.

	For More Information	Board Recommendation

Proposal 1: Election of three directors	Page 78	For Nominees

Proposal 2: Ratification of appointment of Ernst & Young LLP as independent registered public accountants	Page 85	For

Proposal 3: Advisory vote on executive compensation	Page 87	For

Proposal 4: Approval of additional shares issuable under the Company's Employee Stock Purchase Plan	Page 88	For

If you are a stockholder of record, you may cast your vote in any of the following ways:

Internet	Phone	Mail	In Person
You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided on the proxy card.	You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.	If you requested printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out, signing and dating the proxy card, and returning it in the envelope provided.	Attend the Annual Meeting at our Headquarters located at 200 Crossing Blvd., 8th Floor, Bridgewater, NJ 08807.

If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

This proxy statement is furnished in connection with solicitation of proxies by our Board of Directors ("Board") for use at the 2018 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 200 Crossing Boulevard, Bridgewater, New Jersey, at 11:00 a.m. local time on Wednesday, October 24, 2018, and any postponements or adjournments thereof. Beginning on or about September 10, 2018, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials. As used in this proxy statement, the terms "Synchronoss," the "Company," "we," "us," and "our" mean of Synchronoss Technologies, Inc. and its subsidiaries unless the context indicates otherwise.

Attendance at the Annual Meeting

If you plan to attend the Annual Meeting, you must be a stockholder on the record date. On the day of the meeting, each stockholder will be required to present valid picture identification such as a driver's license. Seating will begin at 10:00 a.m. and the meeting will begin at 11:00 a.m. Use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

2018 PROXY STATEMENT HIGHLIGHTS

This summary highlights information contained elsewhere in our Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Voting Matters and Vote Recommendation

See "Proposals" starting on page 78 for more information.

Matter	Board vote recommendation
Management proposals:
Election of three directors	For the director nominees
Ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018	For
Advisory vote on Executive Compensation	For
Approval of an increase on the number of shares issuable under the Company's Employee Stock Purchase Plan	For

Board Nominees

The following table provides summary information about the director nominees for election at the Annual Meeting.

Name	Age	Director Since	Occupation	Independent	Committee memberships

					AC	CC	NCGC	BDC

Stephen G. Waldis	51	2000	Executive Chairman of the Company	No				M

Glenn Lurie	52	2017	President & Chief Executive Officer of the Company	No				M

William Cadogan	66	2005	Retired, Vesbridge Partners	Yes	M	C	M	M

AC	Audit Committee	BDC	Business Development Committee
CC	Compensation Committee	C	Chair
NCGC	Nominating/Corporate Governance Committee	M	Member

Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm

Our Board recommends that stockholders vote to ratify the Audit Committee's appointment of Ernst & Young LLP, an independent registered public accounting firm, as our Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

Advisory Vote on Executive Compensation

Our Board recommends that stockholders vote to approve, on an advisory basis, the compensation paid to our Named Executive Officers ("NEOs") in 2017, as described in this Proxy Statement. At our 2017 Annual Meeting of Stockholders, our stockholders showed strong support for our executive compensation with 96.4% of the shares voted in favor of the advisory vote on executive compensation. Although the results of the "say on pay" vote are advisory and not binding, our Board and our Compensation Committee value the opinions of our stockholders and take the results of the say on pay vote in to account when making decisions regarding the compensation of our NEOs. The Compensation Committee of our Board evaluates our executive compensation program each year in an effort to ensure it is in line with our stockholders' interests.

We encourage stockholders to take into account the significant changes to our executive compensation program that we have made over the last several years in light of the advisory vote including, among other things, designing a new, updated compensation philosophy, transitioning to a three-year business plan for our long-term equity incentive plan, enhancing our executive stock ownership guidelines and our annual stockholder outreach program.

Approval of amendment to the Company's Employee Stock Purchase Plan

Our Board unanimously recommends that stockholders vote to approve an amendment to increase the number of shares issuable under the Company's Employee Stock Purchase Plan (the "ESPP"). Our Board believes the ESPP benefits the Company and its stockholders by providing Company employees with an opportunity through payroll deductions to purchase shares of our common stock, which is helpful in attracting, retaining and motivating valued employees. To provide an adequate reserve of shares and a mechanism to permit the Company to continue offering employees a stock purchase opportunity, our Board has adopted the amendment to the ESPP, subject to stockholder approval.

QUESTIONS & ANSWERS ABOUT THIS PROXY MATERIAL & VOTING MATTERS
Q:
Why am I receiving these proxy materials?
A:
Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Wednesday, October 24, 2018 at 11:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The Notice of Annual Meeting, this Proxy Statement and accompanying form of proxy card are being made available to you on or about September 10, 2018. This Proxy Statement includes information that we are required to provide to you under rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") and that is designed to assist you in voting your shares.
Q:
What is included in the proxy materials?
A:
The proxy materials include:

•
This Proxy Statement for the Annual Meeting;

•
Our Annual Report on Form 10-K/A for the year ended December 31, 2017; and

•
The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.
Q:
How can I get electronic access to the proxy materials?
A:
The Company's proxy materials are available at http://materials.proxyvote.com/87157B and at www.synchronoss.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:
Who can vote at the Annual Meeting?
A:
Our voting securities consist of common stock ("Common Stock"), of which 42,660,097 shares were outstanding on the record date, and Series A Convertible Participating Perpetual Preferred Stock (the "Series A Preferred Stock"), of which 195,181 shares were outstanding on the record date. Holders of our Common Stock and Series A Preferred Stock are entitled to vote at the Annual Meeting in connection with the matters set forth in this Proxy Statement. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Synchronoss' principal executive offices at 200 Crossing Boulevard, Bridgewater, New Jersey for the ten-day period prior to the Annual Meeting.

Q:
How do I vote at the Annual Meeting?
A:
Stockholder of Record:
Shares Registered in Your Name

If, on August 27, 2018 your shares were registered in your name with the Company's transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record and may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy on the Internet or via telephone as instructed below or submit your proxy card, if you have requested one, to ensure your vote is counted.

If you are a stockholder of record, you may vote in person at the Annual Meeting or by one of the following methods:

•
By Internet — You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

•
By Telephone — You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

•
By Mail — If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Please note that the Internet and telephone voting facilities for stockholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time on October 23, 2018. The individuals named as proxies will vote your shares in accordance with your instructions.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on August 27, 2018 your shares of Common Stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting, provided you have proof of your share ownership (such as a brokerage statement showing that you owned shares as of August 27, 2018) and a form of photo identification. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services that enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at

Broadridge's website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
Q:
How many votes do I have?
A:
Each share of our Common Stock you owned on the record date entitles you to one vote on each matter that is voted on. On an as-converted basis, each share of our Series A Preferred Stock you owned on the record date entitles you to 55.5556 votes per share on each matter that is voted on. However, pursuant to the terms of our Series A Preferred Stock, the current holder thereof and its affiliates will only be entitled to cast an aggregate number of votes equal to 19.99% of the combined voting power of our Common Stock and Series A Preferred Stock (the "Voting Limitation"). For further detail, please see the section below entitled "Certain Related Party Transactions — Siris Capital Group — Certificate of Designation of the Series A Preferred Stock."
Q:
What if I do not make specific voting selections?
A:
Stockholder of Record — If you are a stockholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board, or

•
Sign and return a proxy card without giving specific voting instructions,

then your shares will be voted "For" the election of each of William Cadogan, Glenn Lurie and Stephen Waldis as a member of the Company's Board of Directors, "For" the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2018, "For" the approval of the compensation of the Company's named executive officers and "For" the increase in the number of shares issuable under the Company's Employee Stock Purchase Plan. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Beneficial Owner — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on any matter other than Proposal 2 with respect to your shares. This is generally referred to as a "broker non-vote."
Q:
Can I change my vote after submitting my proxy?
A:
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•
You may change your vote using the Internet or telephone methods described above prior to 11:59 p.m., Eastern Time on October 23, 2018, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted.

  •
  You may submit another properly completed timely proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to the Company's Secretary at 200 Crossing Boulevard, Bridgewater, New Jersey 08807.

  •
  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your previously delivered proxy.

If you are a beneficial owner of your shares and wish to change or revoke your previously delivered proxy, you must contact the broker, bank or other agent holding your shares and follow their instructions for changing your vote.
Q:
Who is paying for this proxy solicitation?
A:
The Company will pay for the entire cost of soliciting proxies for the Annual Meeting. In addition to the proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials.
Q:
Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
A:
In accordance with the rules promulgated by the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. Beginning on or about September 10, 2018, we mailed to our stockholders a "Notice of Internet Availability of Proxy Materials" that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at http://materials.proxyvote.com/87157B. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.
Q:
What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?
A:
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders at that address. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:
How are votes counted?
A:
Each share of Common Stock is entitled to one vote. On an as-converted basis, each share of our Series A Preferred Stock is entitled to 55.5556 votes, subject to the Voting Limitation. Votes will be counted by the inspector of election appointed for the Annual Meeting. Prior to the Annual Meeting, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will determine the number of shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties. The determination of the inspector of elections as to the validity of proxies will be final and binding.
Q:
What vote is required to approve each proposal?

•
Our directors are elected by a plurality of the votes cast at an annual meeting of stockholders, meaning the nominee(s) receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. An instruction to "Withhold" authority to vote for a nominee will result in the nominee receiving fewer votes, but will not count as a vote against the nominee. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote with respect to this proposal. Abstentions and "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the election of a nominee.

•
Ratification of the appointment by our Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for our fiscal year ending December 31, 2018, requires a "For" vote from the majority of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" this proposal and will have no effect on this proposal. Because this proposal is a routine matter, a broker or other nominee may generally vote and therefore no broker non-votes are expected to exist in connection with this proposal.

  •
  The advisory approval of the compensation of the Company's NEOs as described in this Proxy Statement requires a "For" vote from the majority of all of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" this proposal and will have no effect on this proposal. Even though your vote is advisory and therefore will not be binding on the Company, our Compensation Committee will review the voting results and take them into consideration when making future executive compensation decisions.

  •
  The increase in the number of shares issuable under the Company's Employee Stock Purchase Plan requires a "For" vote from the majority of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" this proposal and will have no effect on this proposal. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

If there are insufficient votes to approve any of the matters, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal(s). If the Annual Meeting is adjourned for any reason, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original Annual Meeting unless you revoke or withdraw your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.
Q:
Is my vote confidential?
A:
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Q:
What is the quorum requirement?
A:
A quorum of stockholders is necessary to hold a valid stockholders meeting. A quorum will be present if a majority of the voting power of all of the Company's outstanding shares is represented by stockholders present at the Annual Meeting in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
Q.
How can I find out the results of the voting at the Annual Meeting?
A.
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be set forth in a Current Report on Form 8-K to be filed by the Company with the SEC no later than four business days after the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON OCTOBER 24, 2018.

The proxy statement and annual report to stockholders is available at http://materials.proxyvote.com/87157B.

Corporate Governance at Synchronoss
CORPORATE GOVERNANCE GUIDELINES

Synchronoss is committed to excellent corporate governance, which we believe helps us to sustain our success and build long-term value for our stockholders. Our Board has adopted Corporate Governance Guidelines (the "Guidelines") that set forth the framework within which our Board can effectively function and govern our affairs. The Guidelines address, among other things, the composition and responsibilities of our Board, director independence, management succession planning and evaluation, access to information, executive sessions, communication with stockholders, target ownership by and remuneration of our directors, Board committees and selection of new directors. We have also adopted a Code of Business Conduct (the "Code") that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer, or those serving similar functions) and directors. The Guidelines and Code are available on the Investor Relations section of our website at www.synchronoss.com.

Our Board regularly reviews legal and regulatory requirements, evolving best practices and other developments and may modify, waive, suspend or repeal the Guidelines or Code from time to time as it deems necessary or appropriate in the exercise of our Board's judgment or in the best interests of our stockholders. If we make any substantive amendments to the Guidelines or the Code, we will promptly disclose the nature of the amendment or waiver on our website to the extent required by applicable law or regulations.

BOARD LEADERSHIP STRUCTURE

Consistent with the Guidelines, our Board believes it is important to retain its flexibility to allocate the responsibilities of our Chief Executive Officer ("CEO") and Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Our Board believes that it should periodically assess who should serve these roles and whether the offices should be served independently or jointly, and that our Board should not be restricted by any strict policy directive when making these decisions. In addition, our Board continually evaluates its leadership structure to ensure that the Board is structured to address the best interests of our Company and our stockholders as they evolve over time.

Currently and effective as of Mr. Lurie's appointment in November 2017, our Board has determined that our Company and our stockholders are best served by having Mr. Waldis, one of our founders, serve as our Executive Chairman of the Board, and Mr. Lurie serve as our CEO and a member of our Board. As CEO, Mr. Lurie is the individual with primary responsibility for managing our day-to-day operations, setting our overall business strategy, and ensuring the successful growth of our business. Mr. Waldis' in-depth experience as our founder and long-time CEO and Chairman of the Board position him well to serve now as our Executive Chairman of the Board, where he will remain on our Board, managing our funnel for sales of new communication and media products, assisting on certain business development activities, and providing other consultative support to the CEO, upon his request.

INDEPENDENCE OF OUR BOARD OF DIRECTORS

Each year, as part of our assessment of director independence, our Nominating/Corporate Governance Committee and our full Board conduct a review of the financial and other relationships between each director, or any of their immediate family members, and our Company, our senior management, companies with whom we have business dealings and our independent registered public accounting firm. Our Board also consults with our legal counsel to ensure that its determinations are consistent with all relevant laws and regulations regarding the definition of independence, including those set forth in pertinent listing standards of the Nasdaq Global Market ("Nasdaq"), as amended from time to time. Consistent with those considerations, after review of all relevant transactions or relationships, our Board has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards except for Stephen G. Waldis, who serves as our Executive Chairman, and Glenn Lurie, who serves as our CEO. Our independent directors meet in regularly scheduled executive sessions where only independent directors are present. Mr. Cadogan presides over those sessions. There are no family relationships among any of our directors or executive officers.

BOARD OF DIRECTORS OVERSIGHT OF RISK MANAGEMENT

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under the heading "Risk Factors" in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2017 and our other SEC filings. Assessing and managing risk is the responsibility of our management. Our Board oversees management in the execution of its responsibilities and for assessment of our approach to risk management. An overall review and assessment of risk is inherent in our Board's consideration of our business plans, strategies and other significant developments. Additionally, our Board regularly reviews various risks arising out of transactions and other matters that are presented to our Board and when making decisions impacting us. At least annually, our Board also reviews and analyzes the strategic and operational risks and opportunities that face our Company as a whole, as well as those related to specific areas of our business.

Our Board delegates the oversight of certain categories of risk affecting our Company to designated Board committees, who report their findings to our full Board. Our Audit Committee is responsible for overseeing our Board's execution of its risk management oversight responsibility, including discussing guidelines and policies governing the process by which our management and other persons responsible for risk management assess and manage our exposure to major financial risk exposures and the steps management has taken to monitor and control such exposures, based on consultation with our management and independent auditors. Our Audit Committee also annually reviews the audit plan of management, our information technology risks and mitigation strategies, the domestic and international tax function and treasury operations and conformity with ethics and compliance standards. In addition, our Board has delegated to other Board committees the oversight of risks within their areas of responsibility and expertise. For example, our Compensation Committee oversees the risks associated with our compensation practices, including an annual assessment of our compensation policies and practices for our employees.

BOARD SELF-EVALUATION

Our Nominating/Corporate Governance Committee oversees a biennial self-evaluation process to analyze and review our Board's performance and the performance of each of the members of our Board. Our Nominating/Corporate Governance Committee reviews these results and discusses them with the full Board with the intention of utilizing them to enhance our Board's effectiveness and, if necessary, develop action plans.

STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Stockholders may communicate with our management and independent directors by sending a letter to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attention: Secretary. Each communication should set forth the (i) name and address of the stockholder as they appear on our books and, if the shares of our Common Stock are held by a broker, bank or other agent, the name and address of the beneficial owner of such shares, and (ii) number of shares of our Common Stock that are owned of record by such record holder and/or beneficially by such beneficial owner. Our Secretary will review all communications from stockholders and has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, our Secretary will forward it, depending on the subject matter, to the chairperson of a committee of our Board or a particular director, as appropriate.

BOARD OF DIRECTORS AND COMMITTEE DUTIES

Our Board oversees, counsels and directs management in the long-term interests of our Company and our stockholders. Our Board, individually and through its committees, is responsible for:

•
overseeing the conduct, assessment and other operational risks to evaluate whether our business is being properly managed;

•
reviewing and approving our strategic, financial and operating plans and other significant actions;

•
evaluating the performance of and reviewing and determining the compensation of our CEO and other executive officers;

•
planning for succession for our CEO and monitoring management's succession planning for other executive officers; and

•
overseeing the processes for maintaining the integrity of our financial statements, public disclosures, and compliance with laws and ethics.
BOARD STRUCTURE AND COMMITTEES

During 2017, our Board met 31 times and acted once by unanimous written consent. Each director who was a director in 2017 attended at least 75% of the meetings of our Board and of each committee of which he served as a member, except for Mr. Cadogan who did not attend 75% of the meetings of our Audit Committee. Each of our directors who was a director in May 2017 attended our 2017 Annual Meeting of Stockholders. Our Board has established an Audit Committee, a Compensation Committee, a Business Development Committee and a Nominating/Corporate Governance Committee. Our Board has delegated various responsibilities and authority to its committees as generally described below. Our Board has determined that each member of our Audit, Compensation, Business Development and Nominating/Corporate Governance Committees is free of any relationship that would interfere with his individual exercise of independent judgment with regard to us. The following table provides membership, chair and number of meetings information for each of our Board committees during 2017:

Name*	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee	Business Development Committee
Stephen G. Waldis				M

Glenn Lurie				M

William J. Cadogan	M	C	M	M

Thomas J. Hopkins	M	M		C

James M. McCormick		M	C

Donnie M. Moore	C		M

Total meetings in year 2017	39	13	1	0

M
Member            C    Chair

*
Messrs. Baker and Berger are excluded from this table as they joined the Board in February 2018. Mr. Baker is a member of our Nominating/Corporate Governance Committee and Business Development Committee. Mr. Berger is a member of our Compensation Committee and Nominating/Corporate Governance Committee. Mr. Berger also attends meetings of our Audit Committee as an observer. Mr. Aquilina is also excluded from this table as he joined the Board in April 2018 and Ms. Rinne is also excluded from this table as she joined the Board in July 2018.
AUDIT COMMITTEE

Our Audit Committee oversees the integrity of our financial statements, compliance with applicable legal and regulatory requirements, effectiveness of our internal controls and audit function, and the qualifications, independence, and performance of our independent registered public accounting firm. Our Audit Committee also discussed with our independent registered public accounting firm the overall scope and plans for their audit and met with them on a regular basis without members of management. Our Audit Committee consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, our Audit Committee:

  •
  reviews our annual audited and quarterly financial statements and SEC reporting;

  •
  reviews management's assessment of risk pertaining to our reporting and disclosure controls and monitors our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements;

  •
  establishes procedures for the receipt and treatment of complaints regarding internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

  •
  appoints, compensates, reviews procedures to ensure the independence of and oversees the work of, our independent registered public accounting firm, including approving services and fee arrangements;

  •
  reviews with senior members of our management our policies and practices regarding risk assessment and risk management;

  •
  approves all related party transactions;

  •
  reviews with senior members of our management our policies and practices regarding risk assessment and risk management;

  •
  reviews periodically the adequacy and effectiveness of our internal and disclosure controls, including our policies regarding compliance with legal, regulatory, code of conduct, ethical and internal auditing standards;

  •
  reviews earnings press releases prior to issuance; and

  •
  reviews findings and recommendations of our independent registered public accounting firm and management's response to their recommendations.

Our Audit Committee is comprised of the following three directors: Thomas J. Hopkins, William J. Cadogan and Donnie M. Moore (Chair). Effective March 2018, Mr. Berger attends Audit Committee meetings in a non-voting observer capacity. Our Audit Committee met 39 times during 2017. Our Board annually reviews the definition of independence for Audit Committee members set forth in the Nasdaq listing standards and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) and 5605(c)(2) of the Nasdaq listing standards). In addition to qualifying as independent under the Nasdaq rules, each member of our Audit Committee can read and has a working understanding and comprehension of fundamental financial statements. Our Board has determined that each of Donnie M. Moore and Thomas J. Hopkins is an audit committee financial expert, as defined by Item 407(d) of Regulation S-K based on a qualitative assessment of each of their level of knowledge and experience based on a number of factors, including their respective formal education and experience. The designation does not impose on either Mr. Moore or Mr. Hopkins any duties, obligations or liability that are greater than are generally imposed on them as a member of our Audit Committee and our Board, and their respective designations as Audit Committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board. Our Audit Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

COMPENSATION COMMITTEE

Our Compensation Committee is comprised of the following four directors: William J. Cadogan (Chair), James M. McCormick, Thomas J. Hopkins and Peter Berger, each of whom is independent, as currently defined in Rule 5605(a)(2) and 5605(d)(2) of the Nasdaq listing standards. Mr. Berger joined the

Compensation Committee in March 2018 and therefore was not involved in any 2017 compensation decisions. In addition, each member of our Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Our Compensation Committee met 13 times during 2017. Our Compensation Committee is charged by our Board to:

•
review and approve our compensation strategy and philosophy;

•
review and approve our annual corporate goals and objectives related to executive compensation and evaluate performance in light of these goals;

•
review and approve policies and all forms of compensation and other benefits to be provided to our employees (including our NEOs), including among other things the annual base salaries, bonus, stock options, restricted stock grants and other incentive compensation arrangements;

•
evaluate the CEO's performance and determine his salary and incentive compensation;

•
in consultation with the CEO, determine the salaries and incentive compensation of our other executive officers;

•
make recommendations from time to time to our Board regarding non-employee director compensation matters;

•
recommend, for approval by the Board, the adoption or amendment of our equity and cash incentive plans;

•
administer our stock purchase plan and equity incentive plans;

•
oversee the administration of our other material employee benefit plans, including our 401(k) plan; and

•
review and approve other aspects of our compensation policies and matters as they arise from time to time.

A more detailed description of our Compensation Committee's functions can be found in our Compensation Committee charter, which can be found on the Investor Relations section of our website at www.synchronoss.com.

Our Compensation Committee has also established a Key Employee Equity Awards Committee, with our CEO as the sole member, whose purpose is to approve equity awards to our newly hired and current employees, subject to guidelines previously approved by our Compensation Committee. Our Key Employee Equity Awards Committee acted 14 times in 2017.

In accordance with Nasdaq listing standards, our Compensation Committee, under its charter, may select and retain, and is directly responsible for the appointment, compensation and oversight of, compensation consultants or any other third party to assist in the evaluation of director and officer compensation, as well as any other compensation matters. In addition, our Compensation Committee has the responsibility to consider the independence of these advisers in accordance with applicable law and/or Nasdaq listing standards. Our Compensation Committee has retained Deloitte Consulting LLP ("Deloitte") as its compensation consultant. In 2017, Deloitte did not perform any services for us other than its services to our Compensation Committee and received no compensation from our Company other than its fees in connection with the firm's retention as our Compensation Committee's compensation consultant. Our Compensation Committee assessed the independence of Deloitte pursuant to applicable SEC rules and Nasdaq listing standards and concluded that the work of Deloitte has not raised any conflict of interest. Our Compensation Committee considers the information provided by Deloitte when making decisions with respect to compensation matters, along with information it receives from management and its own judgment and experience. Representatives of Deloitte generally attend regular Compensation Committee meetings and meet with our Compensation Committee without management present. Deloitte serves at the discretion of our Compensation Committee and our Compensation Committee approves the fees paid to Deloitte.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2017, William J. Cadogan (Chair), James M. McCormick and Thomas J. Hopkins served as members of our Compensation Committee. None of the members of our Compensation Committee was an officer or employee of our Company at any time during 2017 and none of the members of our Compensation Committee has ever served as an officer of our Company or had any relationship with us requiring disclosure herein. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

The current members of our Nominating/Corporate Governance Committee are: Frank Baker, Peter Berger, William J. Cadogan and Thomas Hopkins. Messrs. Baker and Berger joined the Nominating/Corporate Governance Committee in February 2018. Our Nominating/Corporate Governance Committee met once in 2017. All members of our Nominating/Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). In addition, our Nominating/Corporate Governance Committee:

•
reviews and reports to our Board on a periodic basis with regard to matters of corporate governance;

•
recommends qualified candidates to our Board for election as our directors, including the directors our Board proposes for election by the stockholders at the Annual Meeting and directors nominated by our stockholders;

•
reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies and on matters relating to the practices of directors and the functions and duties of the various Board committees;

•
develops and implements our Board's biennial self-assessment process and works with our Board to implement improvements in their effectiveness;

•
reviews succession plans periodically with our CEO relating to positions held by elected corporate officers;

•
reviews and makes recommendations to our Board regarding the size and composition of our Board and the appropriate qualities and skills required of our directors in the context of the then current make-up of our Board and our business; and

•
establishes and periodically reviews stock ownership guidelines for our executive officers and directors.

Our Nominating/Corporate Governance Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

Our Nominating/Corporate Governance Committee has established procedures for the nomination process and leads the search for, selects and recommends candidates for election to our Board. Consideration of new director candidates typically involves a series of committee discussions, the review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of our Board or by our executive officers. From time to time, our Nominating/Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. Our Nominating/Corporate Governance Committee also considers candidates proposed in writing by stockholders, provided those proposals meet the eligibility requirements for submitting stockholder proposals under our amended and restated bylaws and are accompanied by certain required information about the candidate in accordance with our amended and restated bylaws and organizational documents. Candidates proposed by stockholders will be evaluated by our Nominating/Corporate Governance Committee using the same criteria as for all other candidates. Stockholders may contact the Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations and proposals. For more information pertaining to stockholder proposal, see "Stockholder Proposals for the Next Annual Meeting."

In considering nominees for our Board, our Nominating/Corporate Governance Committee considers each candidate's independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment and ability to serve our stockholders' long-term interests. These factors, along with others considered useful by our Nominating/Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of our Board at a particular point in time. As a result, the priorities and emphasis of our Nominating/Corporate Governance Committee and of our Board may change from time to time to take into account changes in our business and other trends and the portfolio of skills and experience of current and prospective directors. Our Nominating/Corporate Governance Committee has not adopted a formal policy regarding the consideration of diversity in identifying director nominees or in searching for new directors.

BUSINESS DEVELOPMENT COMMITTEE

The current members of our Business Development Committee are: William J. Cadogan, Thomas J. Hopkins (Chair), Glenn Lurie, Frank Baker and Stephen G. Waldis. Mr. Baker joined the Business Development Committee in February 2018. All members of our Business Development Committee other than Messrs. Waldis and Lurie are independent (as independence is currently defined in

Rule 5605(a)(2) of the Nasdaq listing standards). Our Business Development Committee did not meet in 2017. Our Business Development Committee reviews certain strategic business development and growth opportunities and recommends those that it determines are in line with our short-term and long-term strategic goals. Our Business Development Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

DIRECTOR COMPENSATION

This section provides information regarding the compensation policies for our non-employee directors and cash amounts paid or equity granted to these directors in 2017. Any director who is also an employee of our Company does not receive any additional compensation for service as a director. For 2017, our non-employee director compensation program consisted of:

Compensable Position / Event	Compensation

Initial Equity Grant	Non-qualified stock option to purchase 30,000 shares(1)

Annual Cash Retainer	$50,000

Annual Equity Grant	Equity awards with an aggregate grant date fair value of $200,000 60% in restricted shares(1) 40% in the form of a non-qualified stock option(1)

Committee Chairperson Retainer	$20,000 (Audit) $15,000 (Compensation) $10,000 (Nominating/Corporate Governance) $10,000 (Business Development)

Committee Member Retainer	$10,000 (Audit) $7,500 (Compensation) $5,000 (Nominating/Corporate Governance) $5,000 (Business Development)

(1)
Options and restricted shares vest one-third each year over three years from the grant date.

Our Compensation Committee annually determines a fixed monetary value of equity awards to be granted to our non-employee directors based on their analysis of the competitive range of the equity granted to directors at our peer group companies and other publicly-available information. The actual number of restricted shares and shares underlying stock options is determined based on the grant date fair value of the equity awards. The stock options have an exercise price equal to the closing price reported on Nasdaq of our Common Stock on the grant date. The annual retainer fees are paid to our directors quarterly at the beginning of each quarter. In addition, we currently have a policy of reimbursing directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at our Board and Committee meetings. The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a non-employee director during 2017.

Name*	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
William J. Cadogan	85,000	119,998	80,004	285,002

Thomas Hopkins	77,500	119,998	80,004	277,502

James McCormick	64,610	119,998	80,004	264,612

Donnie M. Moore	75,000	119,998	80,004	275,002

(1)
The amounts in this column reflect the aggregate grant date fair value of the stock awards computed in accordance with FASB ASC Topic No. 718. See Footnote 13 to the financial statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2017 for a discussion of our assumptions in estimating the fair value of our stock awards.

(2)
The amounts in this column reflect the aggregate grant date fair value of the stock options computed in accordance with FASB ASC Topic No. 718. See Footnote 3 to the financial statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2017 for a discussion of our assumptions in estimating the fair value of our stock option awards.

*
Messrs. Baker and Berger are excluded from this table as they joined the Board in February 2018. Mr. Aquilina is also excluded from this table as he joined the Board in April 2018 and Ms. Rinne is also excluded from this table as she joined the Board in July 2018.

DIRECTOR STOCK OWNERSHIP GUIDELINES

We have established stock ownership guidelines for our directors to retain an equity stake in the Company to more closely align their interests with those of our stockholders. Each director is required to own the number of shares of our Common Stock with a value equal to three times the annual cash retainer for service on our Board. Ownership is calculated annually based on the closing sales price of our Common Stock on Nasdaq for the last trading day in the prior year. Any newly elected director has three years from the date of his or her election to achieve the targeted equity ownership level. As of December 31, 2017, each of our then serving directors owned at least the number of shares of our Common Stock required by these guidelines based on the price of our Common Stock on such date.

LIMITATION OF LIABILITY AND INDEMNIFICATION

As permitted by Section 145 of the Delaware General Corporation Law, our amended and restated bylaws provide that we are authorized to (i) enter into indemnification agreements with our directors and officers and (ii) purchase directors' and officers' liability insurance, which we currently maintain to cover our directors and executive officers. The form of indemnification agreement with our directors provides that we will indemnify each director against any and all expenses incurred by that director because of his status as one of our directors, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and amended and restated bylaws. In addition, the form agreement provides that, to the fullest extent permitted by Delaware law, but subject to various exceptions, we will advance all expenses incurred by our directors in connection with a legal proceeding. Our restated certificate of incorporation and bylaws contain provisions relating to the limitation of liability and indemnification of directors. The restated certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability:

  •
  for any breach of a director's duty in respect of unlawful (i) payments of dividends or (ii) stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law and the breach of a director's duty of loyalty to us or our stockholders;

  •
  for any transaction from which the director derives any improper personal benefit; and

  •
  for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law.

Our restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of our restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. The foregoing provisions of the restated certificate of incorporation are not intended to limit the liability of directors or officers for any violation of applicable federal securities laws. As permitted by Section 145 of the Delaware General Corporation Law, our restated certificate of incorporation provides that we may indemnify our directors to the fullest extent permitted by Delaware law and the restated certificate of incorporation provisions relating to indemnity may not be retroactively repealed or modified so as to adversely affect the protection of our directors.

RISK MANAGEMENT CONSIDERATIONS

Each year, our Compensation Committee reviews our compensation practices and policies for all employees, including our NEOs, and assesses whether they have the potential to incentivize employees without taking risks that are reasonably likely to have a material adverse effect on our Company. Since our annual performance-based bonus and equity programs are designed to align our employees' compensation with both our short- and long-term business objectives and performance, and therefore enhance stockholder value, our Compensation Committee believes that our compensation practices and policies discourage behavior that leads to excessive risk-taking. Therefore, our Compensation Committee believes our practices and policies will promote balanced risk management and are not likely to have a material adverse effect on our Company. Set forth below are the key risk-balancing elements of our compensation practices and policies:

Financial Performance Measures	The ranges set for financial performance measures are designed to reward success without encouraging excessive risk taking. Pursuant to our performance-based equity plan, the number of performance-based restricted shares to be issued is based on our financial performance over a specific period. There are maximum payouts under our cash incentive plan and the performance-based restricted shares, which help mitigate risk.

Equity Vesting Periods	Time-based restricted shares typically vest over three years, while stock options typically vest over four years. The performance-based restricted shares are earned and vest upon determination of the achievement of our performance metrics established for the performance period. The vesting of the equity awards is designed to reward continued service with us, increases in our stock price and achievement of corporate goals designed to enhance stockholder value.

Equity Retention Guidelines	NEOs are required to acquire within five years of becoming an executive officer, and hold while they are executive officers, shares (vested and unvested) having a value of at least three times, or five times in the case of our CEO, their respective base salaries.

No Hedging	NEOs are not permitted to enter into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning our securities.

Financial Restatement, Recoupment and Related Policies	As part of our Code of Business Conduct, we will investigate all reported instances of questionable or unethical behavior of a director, NEO or other employee and, where improper behavior or failure to act is found to have occurred, will take appropriate action up to and including termination. If an investigation uncovers that an individual has committed fraud or other improper acts that causes our financial statements to be restated or otherwise affected, our Board has discretion to take immediate and appropriate disciplinary action with respect to that individual up to and including termination. Our Board also has discretion to pursue whatever legal remedies are available to prosecute that individual to the fullest extent of the law and may seek to recoup or recover any amounts he or she inappropriately received as a result of his or her improper actions, including but not limited to any annual or long term incentives that he or she received to the extent the individual would not have received that amount had the improper action not been taken.

Compensation of Executive Officers

Compensation Discussion and Analysis

This section discusses our compensation philosophy, summarizes our compensation programs and reviews compensation decisions for our Named Executive Officers (our "NEOs") for the fiscal year ended December 31, 2017 and constitutes our NEOs for 2017:

Named Executive Officer	Title as of December 31, 2017
Glenn Lurie(1)	Chief Executive Officer, President and Director

Stephen G. Waldis(1)	Executive Chairman, Former Chief Executive Officer and Founder

Ronald Hovsepian(1)	Former Chief Executive Officer

Lawrence Irving(2)	Chief Financial Officer

John Frederick(2)	Former Chief Financial Officer

Karen Rosenberger(2)	Former Chief Financial Officer

Robert E. Garcia	Chief Commercial Officer

Christopher S. Putnam(3)	Former President and General Manager, Americas

Daniel Rizer(4)	Former Chief Strategy Officer

(1)
On January 19, 2017, we acquired all of the outstanding shares of common stock of Intralinks Holdings Inc. (the "Intralinks Transaction") and Intralinks became a wholly owned subsidiary of our Company. Upon the closing of the Intralinks Transaction, we appointed Ronald W. Hovsepian as Synchronoss' Chief Executive Officer and a member of our Board. In addition, on January 19, 2017, Stephen G. Waldis resigned from his position as Chief Executive Officer of our Company and was appointed our Executive Chairman of the Board. Mr. Hovsepian resigned as our Chief Executive Officer on April 27, 2017, and Mr. Waldis was again appointed as our Chief Executive Officer. Mr. Waldis remained as our Chief Executive Officer until November 13, 2017 when Mr. Lurie was appointed as our Chief Executive Officer and Mr. Waldis was re-appointed our Executive Chairman.

(2)
Ms. Rosenberger resigned as Executive Vice President and Chief Financial Officer effective February 27, 2017. Ms. Rosenberger remained employed with us through April 1, 2017. Mr. Frederick served as our Chief Financial Officer from February 27, 2017 until he resigned on April 27, 2017 at which time Mr. Irving was appointed as our Chief Financial Officer. Mr. Irving retired as our Chief Financial Officer on August 9, 2018 at which time Mr. David Clark was appointed as our Chief Financial Officer.

(3)
Mr. Putnam resigned as President and General Manager, Americas, effective June 30, 2018 and is no longer employed by our Company.

(4)
Mr. Rizer resigned as Chief Strategy Officer, effective March 31, 2018, and is no longer employed by our Company.

Executive Summary

Our executive compensation philosophy and programs are designed to attract, retain and motivate high-quality executives who possess diverse skills and talents required to help us achieve our short and long-term financial and strategic goals. Our executive compensation programs are designed to foster a performance-oriented culture that aligns our executives' interests with those of our stockholders over the long term. To provide for this alignment of interests, our compensation programs provide that 75% of our CEO's and 69% of our NEOs' targeted compensation is tied to long-term, equity-based incentives. By tying a majority of our NEOs' targeted compensation to equity-based incentives our NEOs need to increase our common stock's value in order to realize any value related to our stock options and performance-based restricted stock. In an effort to further provide for performance-based equity awards approximately 66% of the total 2017 equity grants to each of our NEOs, other than our CEO, are either options to purchase our common stock or restricted stock subject to a performance-based vesting. Accordingly, we believe that the compensation of our NEOs is both appropriate for and responsive to the goal of improving shareholder value, as the majority of each NEO's compensation is allocated to performance-based incentives.

In 2017, we experienced changes in our business strategy, various management changes, and the acquisition and subsequent divestiture of Intralinks, and the divestiture of our activation exception handling business in December 2016. Our Compensation Committee discussed with Deloitte, our independent compensation consultant, alternative methods of granting compensation to our NEOs in light of these significant items. Accordingly, our Compensation Committee, with the recommendation of Deloitte, made various modifications to our historical executive compensation plans, due to the difficulty to forecast the Company's performance in future years, as further described below. For example, the 2017-2019 long-term incentive plan was revised to only include metrics for 2017, which ultimately resulted in our NEOs receiving no payment under this plan as a result of our financial results for 2017. Our 2015-2017 long-term incentive plan and 2016-2018 long term incentive plans were also modified to account for these changes, and as a result the NEOs have and will receive reduced amounts under these plans. In 2018, our Compensation Committee approved the 2018-2020 long-term incentive plan, which is based on the Company's financial performance over a three-year period.

In addition, in recognition of the uncertainty related to the significant shift in our business strategy in the middle of 2017, changes in our senior leadership team and to retain our NEOs and certain other key employees, which our Compensation Committee believed were important to the Company's future success, our Compensation Committee approved an executive retention bonus plan. The executive retention bonus plan provides our NEOs and other senior executive officers with an opportunity to earn cash and equity incentives provided the NEO is continuously employed by the Company (unless terminated by the Company without cause) through July 2019. Additionally, to incentivize the executives to enhance shareholder value, additional incentives were built in to the plan to reward the NEOs for the growth of the price of our common stock. Both Mr. Waldis, who was our CEO when the retention bonus plan was adopted in July 2017, and Mr. Lurie do not participate in the retention bonus plan.

In November 2017, we hired Glenn Lurie, a long-term executive at AT&T, as our new CEO, replacing Stephen Waldis who was our interim CEO after Ronald Hovsepian left the Company. At the time of hiring, Mr. Lurie had several alternative career opportunities based on the competitive landscape and his unique skill set and, as a result, the Board approved a compensation package above the 50th percentile of CEO's at our peer group companies, including a one-time special grant of 1,000,000 stock options with the intent to increase our shareholder value. We believe hiring Mr. Lurie as our CEO was a key move towards moving the Company in the right direction for long-term growth and therefore we believe his compensation was commensurate with his experience and contributions he will make towards the Company's future.

2017 Compensation Program Highlights

Our executive compensation program is designed to attract, retain and motivate high-quality executives and drive the creation of long-term shareholder value by tying a significant portion of executives' compensation to Company and individual performance. Our compensation philosophy and programs are designed to achieve the following objectives:

Pay for Performance	Provide a strong relationship of pay to performance through:

•

Performance-based cash bonus tied primarily to achievement of corporate short-term financial goals and individual performance.

•

Equity awards that deliver value based on the performance of our Common Stock and, in the case of performance-based stock awards, the achievement of pre-determined, objective financial and business goals.

Emphasis on Variable Compensation

•

Total compensation is heavily weighted toward incentive compensation (i.e., annual cash bonuses and long-term equity incentives).

•

Annual performance-based cash bonuses focus our NEOs on key short-term financial goals.

•

Stock options and time-based and performance-based restricted shares incentivize our NEOs to focus on sustainable, long-term stockholder value creation. The value realized by our NEOs depends substantially on our long-term performance, achievement of our strategic goals and the value of our Common Stock, which we believe aligns our NEOs' interests with the long-term interests of our stockholders.

Fixed Compensation Component

•

Provide base salary based on our Compensation Committee's general understanding of current competitive compensation practices, corporate achievement, our NEO's role and responsibilities, length of tenure, internal pay equity and individual performance.

The following highlights some of the key components of our pay for performance policies and practices:

At-Risk Compensation	A majority of the compensation of our CEO and our other NEOs is "at-risk" and tied to Company performance over the short- and/or long-term.

Incentive Award Metrics	Establish and approve difficult to achieve objective incentive award metrics tied to key Company performance indicators.

Performance Equity Plan	The number of performance-based restricted shares earned is based on our financial performance over a specified period, aligning our NEOs' interests with the long-term interests of our stockholders.

Time-Based Equity Vesting	Equity awards subject to time-based vesting vest incrementally over three or four years to promote retention.

Stock Ownership Guidelines	Maintain stock ownership guidelines to support the alignment of interests between our NEOs and stockholders.

No Hedging	Prohibition of hedging exposure of, or interest in, our Common Stock.

Our Compensation Committee oversees the design and administration of the compensation programs for all our employees, with an enhanced focus on the individual compensation of our NEOs. For 2017,

our CEO assessed the performance of our NEOs (other than himself), consulted with other members of management, including the Executive Chairman, and made recommendations to our Compensation Committee regarding the amount and the form of the compensation of our NEOs and other key employees, including the performance goals, weighting of goals, and equity compensation awards of NEOs. Our CEO was not present during discussions regarding his compensation.

2017 Executive Compensation Program

Cash Incentive Compensation

For our NEOs' Annual Cash Incentive Bonuses in 2017, our Compensation Committee approved the following metrics:

  •
  25% based on non-GAAP revenue of our Company for 2017;

  •
  30% based on non-GAAP EBITDA for 2017;

  •
  25% based on non-GAAP recurring revenue for 2017; and

  •
  20% based on free cash flow for 2017.

Our Compensation Committee believes that non-GAAP revenue, non-GAAP EBITDA, non-GAAP recurring revenue and free cash flow are four metrics that accurately value our Company on both a short- and long-term basis and are targeted to emphasize strong growth on gross revenue and managing expenses. Based on the feedback received as part of our stockholder outreach program, several of these are the key metrics many of our stockholders use in their valuation of our Company. As such, all of our NEOs are focused on growing non-GAAP revenue, non-GAAP EBITDA, non-GAAP recurring revenue and free cash flow, which we believe is aligned with our stockholder's perspective on our Company's ability to grow and succeed in the short- and long-term. For Mr. Putnam, due to his role as President, General Manager of Americas, 40% of his 2017 Annual Cash Incentive Bonus was to be based on the above Company objectives, and 20% based on each of the non-GAAP revenue, non-GAAP EBITDA and recurring revenue of the Company's Americas operations other than the Enterprise Business Unit ("EBU") which he does not support.

Long-term Incentive Compensation

Our Compensation Committee awards time-based restricted shares, stock options and performance-based restricted shares to our NEOs as the long-term incentive compensation component of their compensation, targeting an annual mix of one-third for each of these types of equity awards (based on grant date fair value). The number of stock options, target number of performance-based restricted shares and number of time-based restricted shares granted to our NEOs is based on our Compensation Committee's general understanding of competitive pay practices, our CEO's recommendations (except for his own) and other factors it deemed appropriate.

2015-2017 Performance Shares

Our 2015-2017 long-term equity incentive plan was originally designed to reward financial and strategic performance during a three-year period from 2015 through 2017, and the restricted shares granted under the long-term incentive plan (the "2015-2017 Performance Shares") were originally to be earned and vest based on achievement of pre-determined performance criteria during that period.

In 2017, we experienced changes in our business strategy, various management changes and our acquisition of Intralinks and the divestiture of our activation exception handling business in December 2016. Our Compensation Committee discussed with Deloitte, our independent compensation consultant, alternative methods of granting compensation to our NEOs and measuring performance for open performance awards in light of these significant items. Accordingly, in 2017, our Compensation Committee, with the recommendation of Deloitte, agreed to modify the 2015-2017 long-term equity incentive plan by basing the performance metrics solely on our Company's performance in 2015 and 2016. Our NEOs were still required to remain employed by the Company through February 2018 in order to vest in the shares. Our Compensation Committee approved the following revised performance metrics for the 2015-2017 Performance Shares:

  •
  60% are earned based on the non-GAAP revenue of our Company in 2015 and 2016;

  •
  30% are earned based on the non-GAAP EBITDA as a percentage of non-GAAP revenue of our Company in 2015 and 2016; and

  •
  10% are earned based on the revenue of our Cloud business in 2015 and 2016.

2016-2018 Performance Shares

Our 2016 long-term equity incentive plan was originally designed to reward financial and strategic performance during a three-year period from 2016 through 2018, and the restricted shares granted under the 2016 long-term incentive plan (the "2016-2018 Performance Shares") were originally to be earned and vest based on achievement of pre-determined performance criteria during that period. In 2017, for the same reasons discussed above, our Compensation Committee, with the recommendation of Deloitte, agreed to modify the 2016-2018 long-term equity incentive plan by approving that (i) one-third of the 2016-2018 Performance Shares would be awarded based on our Company's performance in 2016 and (ii) two-thirds of the 2016-2018 Performance Shares would be awarded based on our Company's future performance in 2017 and 2018. Our NEOs are required to remain employed by the Company through February 2019 in order to vest in the shares. Our Compensation Committee approved the following revised performance metrics for the 2016-2018 Performance Shares:

For 2016, the Committee kept the metrics the same percentage as originally approved:

  •
  60% are earned based on the non-GAAP revenue of our Company in 2016;

  •
  30% are earned based on the non-GAAP EBITDA as a percentage of non-GAAP revenue of our Company in 2016; and

  •
  10% are earned based on the EBU non-GAAP revenue.

For 2017 and 2018, the Committee revised the percentages as follows:

  •
  40% are earned based on the non-GAAP revenue of our Company in 2017 and 2018;

  •
  40% are earned based on the non-GAAP EBITDA as a percentage of non-GAAP revenue of our Company in 2017 and 2018; and

  •
  20% are earned based on the recurring revenue in 2017, and provided that the Committee had discretion to determine an appropriate 2018 metric.

2017-2019 Performance Shares

Our 2017 long-term equity incentive plan is designed to reward financial and strategic performance during the twelve-month period ended December 31, 2017, and the restricted shares granted under the 2017 long-term incentive plan (the "2017-2019 Performance Shares") are earned and vest based on achievement of pre-determined performance criteria during that period. Although in prior years, the executive long-term incentive plan was based on a three-year period, for the same reasons discussed above, in 2017, our Compensation Committee approved that the 2017-2019 Performance Shares be based on the following performance metrics based only on the financial performance of our Company in 2017 and not over a three-year period. The NEOs were required to remain employed by our Company through March 2019 and 2020 in order to vest in the shares:

  •
  40% are earned based on non-GAAP revenue of our Company for the year ended December 31, 2017;

  •
  40% are earned based on non-GAAP EBITDA for the year ended December 31, 2017; and

  •
  20% are based on recurring revenue for the year ended December 31, 2017 (provided that if the non-GAAP revenue metric was not met, executives would not be eligible for any shares solely based on the recurring revenue metric).

In 2018, the Compensation Committee approved the 2018-2020 long term incentive plan which is based on the Company's financial performance over a three-year period.

2017 Say on Pay Vote

At our 2017 Annual Meeting of Stockholders, approximately 96% of the shares voted were cast in favor of the advisory vote on executive compensation. We continuously strive to improve the level of stockholder support for our executive compensation program and, in 2017, met with several of our largest stockholders and solicited their feedback on our executive compensation policies. Our Compensation Committee evaluate our executive compensation program each year with the goal of ensuring it is in line with our stockholders' interests. We encourage stockholders to take into account the continuous changes to our executive compensation program over the last several years in considering the advisory vote presented below including, among other things, designing a new, updated compensation philosophy, adding different performance metrics for our short- and long-term incentive plans, enhancing our executive stock ownership guidelines and our annual stockholder outreach program.

Compensation Consultant

Our Compensation Committee's compensation consultant generally attends regular Compensation Committee meetings and meets with our Compensation Committee without management present. When making decisions with respect to compensation matters and in an effort to gain a better understanding of the competitive landscape, our Compensation Committee considers various analyses prepared by its compensation consultant, along with information it receives from management and its own judgment and experience. Since 2013, our compensation consultant has been Deloitte Consulting LLP ("Deloitte").

Peer Group

Our Compensation Committee generally reviews executive compensation survey and proxy data from technology companies that have similar software/services business models or operate in the mobile networking space, are of similar financial size and are representative of the organizations with which we compete with for our executive talent. Our Compensation Committee, based in part on advice from Deloitte, identified and approved the following companies that fit some or all of these criteria as our peer group for purposes of 2017 executive compensation decisions:

Blackbaud, Inc.	Guidewire Software Inc.	NeuStar, Inc.
Bottomline Technologies, Inc.	Interactive Intelligence Group, Inc.	Pegasystems, Inc.
BroadSoft, Inc.	J2 Global, Inc.	Progress Software Corp.
CommVault Systems, Inc.	LogMeIn, Inc.	Proofpoint Inc.
Cornerstone OnDemand Inc.	Medidata Solutions, Inc.	The Ultimate Software Group
Fleetmatics Group PLC	MicroStrategy, Inc.	Infoblox, Inc.

Our peer group was updated in October 2016 to reflect the acquisition of SolarWInds, Inc. in the same year. Our Compensation Committee added Broadsoft, Inc., Infoblox, Inc. and Proofpoint, Inc. as peer group companies based on the similarities of their business offerings, financial profile, market capitalization and profitability with those of our Company. As a result of these changes, we believe the peer group utilized for purposes of 2017 executive compensation decisions was representative of companies that we compete with for executive talent. When making compensation decisions for our NEOs, our Compensation Committee also reviews published survey and peer group compensation data for other software/services companies. As we continue to grow as a company, competitive market practices become an increasingly important factor in our Compensation Committee's decision-making process, although the Committee's decisions are not entirely based upon these factors and it is not bound by any target specific compensation levels derived from peer group data. Rather, our Compensation Committee reviews and considers the peer group and other survey data to obtain a general understanding of current competitive compensation practices. Additionally, by reviewing the peer group and survey compensation data allows our Compensation Committee to accomplish our goal of paying our NEOs what is appropriate and necessary to attract qualified and committed executives while incentivizing achievement of our corporate goals while conserving cash and equity.

Principal Elements of Compensation

Our executive compensation program has the following principal elements: base salary, annual cash incentive bonuses, equity awards and severance and change in control benefits. For base salary, annual cash bonuses and equity awards for our executive officers, our Company's compensation philosophy generally is to evaluate individual experience and contribution, as well as corporate performance, and then factor in competitive market analysis. The markets we are serving are narrow and highly competitive for large-scale implementations leveraging unique technologies. With respect to all compensation components, we generally target pay to be competitive with the median of our peer group and the markets for which we compete for talent. We seek to drive our Company to over-perform the market in the long term, and we believe that to ensure an appropriate pay-for-performance alignment, it may be appropriate for our Compensation Committee to approve compensation levels for individual executives that may be above or below target pay for similar positions based on experience, individual contribution and corporate performance. Additionally, our Compensation Committee may exercise discretion to issue one-time equity awards where appropriate to ensure alignment with key strategic business initiatives. The following table sets forth the primary compensation elements used by our Company and the objectives of each element:

Base Salary	Objective:
Our Compensation Committee sets base salaries with the intent to attract and retain executives, reward satisfactory performance and provide a minimum, fixed level of cash compensation to compensate NEOs for their day-to-day responsibilities.
Key Features:
	•	Executive base salaries are initially determined as a result of negotiation between the executive and our management in consultation with, and subject to the approval of, our Compensation Committee.
	•	Our Compensation Committee reviews base salaries annually and has discretion to provide increases based on our Compensation Committee's understanding of current competitive pay practices, promotions, our CEO's recommendation (except for his own salary), changes in responsibilities and performance, annual budget for increases, our overall financial and operational results, the general economy, length of tenure and internal pay equity and other factors our Compensation Committee deems appropriate.
Process:
	•	At the end of each calendar year, our CEO recommends base salaries for executives other than himself for the following calendar year.
	•	Our Compensation Committee reviews proposed base salary changes with input from its compensation consultant.
	•	Our Compensation Committee approves annual base salaries for our NEOs.
	•	Our Compensation Committee reports base salary determinations to our full Board.

Annual Cash	Objective:
Incentive Bonus	Annual cash incentive bonuses are awarded under a performance-based compensation program and are designed to align the interests of our NEOs and stockholders by providing compensation based on the achievement of pre-determined corporate and/or business goals and individual performance.
Key Features:
	•	Each year, the target bonus for each NEO is set by our Compensation Committee based on each NEO's employment agreement provisions, our CEO's recommendation (except for his own target), internal pay equity, our Compensation Committee's general understanding of current competitive pay practices and other factors it deems appropriate.
	•	The incentive compensation for our NEOs other than Mr. Putnam is based on achievement of certain objective corporate financial goals established and approved by our Compensation Committee at the start of the year. Because Mr. Putnam is President, General Manager of Americas, our Compensation Committee determined that 40% of his cash incentive bonus would be determined based on the Company metrics, with the remaining 60% of his cash incentive bonus determined based on business unit performance for the units he supports.
	•	If we achieve results that are below certain threshold levels, these NEOs receive no cash incentive bonus, while results that are above certain threshold levels result in cash incentive bonuses above target levels.
Process:
	•	Our Compensation Committee participates in our Board's review of our annual operating plan at the beginning of the year.
	•	Our CEO recommends bonus targets as a percentage of base salary for each NEO other than himself.
	•	Our management recommends financial and other performance measures, weightings and ranges.
	•	Our Compensation Committee reviews proposed bonus targets, performance measures and ranges provided by management and, with input from its compensation consultant, approves bonus targets, performance measures and ranges that it believes establish appropriately challenging goals.
	•	After the end of the fiscal year, our management presents the Company's financial results to our Board.
	•	Our CEO recommends the individual component award for our NEOs other than himself.
	•	Our Compensation Committee reviews the results and determines whether to make any adjustments to the recommendations and then approves each NEO's bonus award.
	•	Our Compensation Committee reports bonus award determinations to our full Board.

Equity Awards	Objectives:
Our Compensation Committee structures equity awards to align our NEOs' interests with those of our stockholders, support retention and motivate NEOs to achieve our financial, strategic and operational goals. Equity awards include stock options and time-based and performance-based restricted shares.
Key Features:
	•	Our Compensation Committee grants stock options and time-based and performance-based restricted shares to our NEOs with the grant date fair value based on our Compensation Committee's general understanding of current competitive pay practices, our CEO's recommendation (except for his own awards), recommendations from our compensation consultant, internal pay equity, evaluation of each NEO's performance, and other factors our Compensation Committee deems appropriate.
	•	Long-term incentive awards are allocated as follows, based on grant date fair value (with vesting terms that generally extend up to four years):
o One-third stock options
o One-third time-based restricted shares
o One-third performance-based restricted shares
Our Compensation Committee believes this mix provides NEOs with a balanced retention and performance opportunity and serves to closely align our NEOs' long-term objectives with those of our stockholders.
	•	Each performance-based restricted share award has a target number of shares to be earned following completion of a specific performance period based on the achievement of certain pre-established Company performance criteria. These performance-based restricted shares will be earned upon the completion of the specific performance period if the relevant performance criteria are achieved and typically vest based on continued service after a three-year period.
Process:
	•	In the first fiscal quarter, our CEO recommends grant date fair values of awards for executives other than himself.
	•	Our Compensation Committee reviews proposed performance measures and ranges provided by management and competitive market data and, with input from its compensation consultant, approves performance measures and ranges that it believes establish appropriately challenging goals.
	•	Our Compensation Committee approves the number of time-based shares underlying stock options and the target number of time-based and performance-based restricted shares granted to our NEOs.
	•	Our Compensation Committee reports equity award determinations to our full Board.
	•	Our Compensation Committee reviews the financial performance of our Company for the relevant performance period and determines the amount of earned shares.

Severance and	Objectives:
Change in Control Benefits	Severance and change in control benefits are included in each NEO's employment agreement or employment plan in order to promote stability and continuity of our senior management team in the event of a potential change in control and/or an involuntary termination. Our Compensation Committee believes these provisions help to align our NEO's interests appropriately with those of our stockholders in these scenarios.
Key Features:
	•	Events triggering payment require a termination of our NEO's employment by our Company without cause or by the executive for good reason. Executives are entitled to enhanced benefits if the qualifying termination occurs during a specified period following a change in control (i.e., double-trigger).
	•	Change in Control benefits do not include excise tax gross-ups.
	•	Our Compensation Committee has determined these termination-related benefits are appropriate to preserve productivity and encourage retention in the face of potentially disruptive circumstances. These arrangements also include restrictive covenants that help protect our Company from competition and solicitation of employees and customers.
	•	Each NEO will only be eligible to receive severance payments if he or she signs a general release of claims following an eligible termination.

Chief Executive Officer Compensation

During 2017, there were several changes in our executive management team. In connection with the Intralinks Transaction, Mr. Waldis stepped down as our Chief Executive Officer on January 19, 2017 and was appointed Executive Chairman of our Board and Mr. Hovsepian was appointed as our Chief Executive Officer. When Mr. Hovsepian resigned as our Chief Executive Officer on April 27, 2017, Mr. Waldis was again appointed as our Chief Executive Officer and served in that role until November 13, 2017. On November 13, 2017, Mr. Lurie was appointed as our Chief Executive Officer and Mr. Waldis remained as Executive Chairman of our Board. Mr. Lurie was a long-term executive at AT&T and at the time of hiring he had several alternative career opportunities based on the competitive landscape and his unique skill set, and as a result, our Board approved a compensation package above the 50th percentile of CEO's at our peer group companies, including a one-time grant of 1,000,000 stock options. We believe hiring Mr. Lurie as our CEO was a key move towards moving the Company in the right direction for long-term growth and therefore we believe his compensation was commensurate with his experience and contributions he will make towards our Company's future.

Pay Mix

In keeping with our results-driven culture, our Compensation Committee expects our NEOs to deliver superior performance in a sustained fashion and believes that a substantial portion of their overall compensation should be at-risk and tied to our short-term and long-term performance. As shown below, 75% of our CEO's targeted compensation and 69% of the average targeted compensation of our other NEOs for 2017 was tied to long-term, equity-based incentives.

2017 Compensation Decisions

In determining the criteria for our NEOs' incentive compensation, our Compensation Committee considers a variety of factors, including alignment of our NEOs' compensation with our stockholders' returns, and from time to time may adjust these factors or performance metrics based on our Company's fundamental transactions. On the corporate level, our Compensation Committee selected non-GAAP revenue, non-GAAP EBITDA, non-GAAP recurring revenue and free cash flow, four metrics that our Compensation Committee believes appropriately values our Company on both a short- and long-term basis and are targeted to emphasize strong growth on gross revenue while also managing our earnings per share. Based on feedback received as part of our stockholder outreach program, several of these are also the key metrics we believe our stockholders use in their valuation of our Company. As a result, our NEOs are focused on growing non-GAAP revenue, non-GAAP EBITDA, non-GAAP recurring revenue and free cash flow, which we believe is aligned with our stockholders' perspective on our Company's ability to grow and succeed on the short- and long-term.

Base Salary

Base salaries for our NEOs are reviewed and may be adjusted annually. Base salary may also be adjusted during the year upon promotion or based on internal equity or external market conditions. Our Compensation Committee makes these decisions after reviewing the recommendation of our CEO (except as it concerns his own salary) and our Chief People Officer, and consulting with our compensation consultant. Based on this review, the Compensation Committee did not approve any cost of living or other increases to the base salaries of any of our named executive officers after December 31, 2017.

The table below sets forth each of our NEOs' 2017 base salary compared to his respective 2016 base salary:

Name	2016 Base Salary	2017 Base Salary
Glenn Lurie(1)	N/A	$750,000

Stephen G. Waldis(2)	$608,900	$625,000

Lawrence Irving(3)	N/A	$425,000

Robert E. Garcia(4)	$450,000	$475,000

Christopher S. Putnam	$340,000	$340,000

Daniel Rizer	$420,000	$420,000

(1)
Mr. Lurie became our Chief Executive Officer on November 13, 2017 and was not employed with us in 2016.

(2)
Mr. Waldis resigned as our Chief Executive Officer effective as of January 19, 2017 and was appointed Executive Chairman on such date and his base salary was reduced to $500,000, effective March 1, 2017. Upon Mr. Hovsepian's resignation as our Chief Executive Officer on April 27, 2017, Mr. Waldis was again appointed as our Chief Executive Officer and his base salary was increased to $625,000. On November 13, 2017, Mr. Waldis stepped down as Chief Executive Officer, and Mr. Lurie was appointed as our Chief Executive Officer, and Mr. Waldis was re-appointed as Executive Chairman. Effective January 1, 2018, Mr. Waldis' base salary was reduced to $300,000. Messrs. Lurie and Hovsepian were not employed with us in 2016.

(3)
Ms. Rosenberger resigned as our Chief Financial Officer effective February 27, 2017. Ms. Rosenberger remained employed with us through April 1, 2017. Mr. Frederick served as our Chief Financial Officer from February 27, 2017 until he resigned on April 27, 2017, at which time Mr. Irving was appointed as our Chief Financial Officer. Mr. Irving was appointed as our Chief Financial Officer on April 27, 2017. Messrs. Frederick and Irving were not employed with us in 2016.

(4)
In 2017, Mr. Garcia received an approximate 5.5% increase in his base salary to keep him at the approximate 50th percentile of individuals at our peer group companies in similar positions.

2017 Annual Cash Incentive Bonus Compensation

Our Annual Cash Incentive Bonus Compensation Program promotes our pay-for-performance philosophy by providing all executives and other management-level corporate employees with direct financial incentives in the form of annual cash awards for achieving Company, business and individual performance goals.

Target Percentage

Our Compensation Committee sets each NEO's individual target cash incentive amount (expressed as a percentage of base salary) based on its general understanding of competitive pay practices, our CEO's recommendation (except with respect to his own target) and other factors it deems appropriate. Based on its review of these factors, in March 2017, our Compensation Committee kept the target bonus percentage of each of our NEOs who were employed by us in 2016 at the same level as in 2016.

The target cash incentive and maximum bonus percentages for each of our NEOs for 2017 were as follows:

Name	Target Incentive Bonus Percentage	Maximum Bonus Percentage
Stephen G. Waldis	110% of base salary	192.5% of base salary

Lawrence Irving	80% of base salary	140% of base salary

Robert E. Garcia	80% of base salary	140% of base salary

Christopher S. Putnam	110% of base salary	192.5% of base salary

Daniel Rizer	80% of base salary	140% of base salary

As Mr. Lurie became our CEO on November 13, 2017, he was not eligible for a 2017 Cash Incentive Bonus.

2017 Objectives

Our Compensation Committee established (i) non-GAAP revenue, (ii) non-GAAP EBITDA, (iii) recurring revenue and (iv) free cash flow as the components of our 2017 annual cash incentive bonus program, with each of the components weighted as set forth below. We utilize these non-GAAP financial measures internally in analyzing our financial results and evaluating our ongoing operational performance because they exclude certain non-cash adjustments required under GAAP. These metrics were also selected because they are several of the key performance metrics shareholders use in evaluating our Company. For Mr. Putnam, due to his role as President, General Manager, Americas, 40% of his 2017 Annual Cash Incentive Bonus was to be based on the above Company objectives, and 20% based on each of the non-GAAP revenue, non-GAAP EBITDA and recurring revenue of the Company in the Americas other than the Enterprise business.

In calculating both non-GAAP revenue and non-GAAP EBITDA, we add back the fair value stock-based compensation expense, deferred revenue, acquisition-related costs, restructuring charges, changes in the contingent consideration obligation, deferred compensation expense related to earn-outs and amortization of intangibles associated with acquisitions.

Each of the components was assigned a "threshold" level, which is the minimum achievement level that must be satisfied to receive a portion of the applicable bonus amounts, and a "maximum" level, which, if achieved or exceeded, would result in our NEO's receiving up to 175% of the target amount attributed to that component.

The corporate component of the 2017 cash incentive compensation plan is set forth below:

Corporate Component	Weighting	Threshold 25% payout	Target 100% payout	Maximum 175% payout
Non-GAAP Revenue	25%	$757,000,000	$827,000,000	$896,000,000

Non-GAAP EBITDA	30%	$230,000,000	$279,000,000	$328,000,000

Non-GAAP Recurring Revenue	25%	$542,000,000	$592,000,000	$642,000,000

Free Cash Flow	20%	$70,000,000	$100,000,000	$138,000,000

To receive a payment under the 2017 cash incentive compensation plan, the Company was required to achieve the threshold target for non- GAAP revenue and non-GAAP EBITDA. Based on the Company's failure to achieve the threshold targets for non- GAAP revenue and non-GAAP EBITDA in 2017, none of our NEOs received any payments under our 2017 cash incentive bonus plan. Our Board established a $1.3 million discretionary pool for our CEO to make discretionary bonus awards to key employees who made extraordinary contributions to the Company in 2017. Our Chief Financial Officer, Lawrence Irving received a one-time discretionary bonus in the amount of $150,000 for his contributions in 2017 and responsibility for managing the financial restatement process, and was the only NEO to receive a discretionary bonus.

2017 Long-Term Equity Incentive Compensation Plan

Our Compensation Committee awards time-based restricted shares, time-based stock options and performance-based restricted shares to our NEOs as the long-term equity incentive component of their compensation, targeting an annual mix of one-third for each of these types of equity awards (based on grant date fair value). The number of shares underlying stock options, the target number of performance-based restricted shares and the number of time-based restricted shares granted to our NEOs is based on our Compensation Committee's general understanding of competitive pay practices, our CEO's recommendation (except with respect to his own awards) and other factors that our Compensation Committee deems appropriate.

Time-Based Restricted Stock, Stock Options and Performance-Based Restricted Stock

Our Compensation Committee granted time-based restricted stock, time-based options to purchase shares of our Common Stock and performance-based shares of restricted stock to Messrs. Waldis and Garcia in March 2017 and to Messrs. Putnam and Rizer in May 2017, each of such grants were at the approximate 50th percentile of executives at our peer group companies in similar positions.

When Mr. Irving was appointed as our Chief Financial Officer on April 27, 2017, our Compensation Committee granted Mr. Irving shares of time-based restricted stock, time-based options to purchase shares of our Common Stock and performance-vested shares of restricted stock as his new hire equity grant. When Mr. Waldis was appointed as our Chief Executive Officer on April 27, 2017, our Compensation Committee made an additional grant (included below) of 13,764 shares of time-based restricted stock, 40,219 time-based options to purchase shares of our Common Stock and 13,764 performance-vested shares of restricted stock to reflect his increased responsibilities. The time-based restricted shares vest one-third on each of the first, second and third anniversary of their grant date and the stock options vest one-fourth on the first anniversary of their grant date and in equal monthly installments thereafter over the next thirty-six months. The performance-based restricted shares vest

50% on March 31, 2019 and 50% on March 31, 2020, subject to the NEO remaining employed through each vest date and the Company achieving the established performance metrics for 2017. The time-based vesting helps tie our NEOs' variable realizable compensation to our performance and further align their interests with those of our stockholders. See "Description of Awards Granted in 2017," below. The number of shares of time-based restricted stock and performance-based restricted stock awarded and the number of shares subject to the options granted were (which includes all of the equity granted to Mr. Waldis in 2017):

Name	Number of Time-Based Shares of Restricted Stock	Number of Shares Subject to Options	Number of Shares Subject to Performance-Based Restricted Stock
Stephen G. Waldis	56,914	163,764	56,914

Lawrence Irving	47,654	140,161	47,654
Robert E. Garcia	32,125	91,787	32,125

Christopher S. Putnam	30,618	87,481	30,618
Daniel Rizer	20,412	58,320	20,412

As the Company did not satisfy the performance vesting objectives in 2017, all of the shares of Performance Vested Restricted Stock were cancelled and forfeited.

Performance-Based Restricted Shares

2015-2017 Performance Shares

In 2015, our Compensation Committee granted our NEOs the 2015-2017 Performance Shares. As previously discussed, in 2017, we experienced significant changes in our business strategy, our acquisition of Intralinks in 2017, and the divestiture of our activation exception handling business in December 2016. Our Compensation Committee discussed with Deloitte, our independent compensation consultant, alternative methods of granting compensation to our NEOs and measuring performance for open performance cycles in light of these significant items. Accordingly, our Compensation Committee, with the recommendation of Deloitte, in 2017, agreed to modify the 2015-2017 long-term equity incentive plan by basing the performance metrics solely on our Company's performance in 2015 and 2016. Our NEOs were required to remain employed by the Company through February 17, 2018 in order to vest in the shares. The following were the performance targets for the plan established by our Compensation Committee: 60% based on non-GAAP revenue, 30% based on non-GAAP EBITDA and 10% based on the non-GAAP revenue from our Cloud business. The specific target values for the 2015-2017 Performance Shares were originally set using aggressive growth targets tied to key corporate financial metrics for the 2015 and 2016 years. The original performance targets were not changed, but the time period for achieving was reduced to the 2015 and 2016 fiscal years.

The method used to calculate the 2015-2017 Performance Shares earned was based on actual performance compared to our Company's targets for 2015 and 2016, as shown below, using straight-line interpolation between points. The determination of what number of shares (if any) that were earned was made in January 2017. Our NEOs were fully vested in their 2015-2017 Performance Shares on February 17, 2018.

Our NEOs were awarded 2015-2017 Performance Shares that provided the opportunity to earn the following restricted shares based on the performance of our business during the 2015-2017 performance period:

Name	Threshold	Target	Maximum
Stephen G. Waldis	12,951	25,901	51,802

Robert E. Garcia	8,489	16,978	33,956

Christopher S. Putnam	535	1,069	2,138

Daniel Rizer	1,918	3,386	7,762

In February 2015, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2016 portion of the 2015-2017 Performance Shares:

Corporate Component	Threshold 50% payout	Target 100% payout	Maximum 200% payout	Weighting
Non-GAAP Revenue	$607,000,000	$661,000,000	$718,000,000	60%

Non-GAAP EBITDA as % of Revenue	25%	35%	45%	30%

Non-GAAP Cloud Revenue	$319,000,000	$359,000,000	$402,000,000	10%

During 2016, our Company strategy changed to focus on our enterprise and Cloud businesses, and de-emphasize our activation business. As a result of this change in strategy we (i) divested our exception handling business, (ii) entered in to an agreement to acquire Intralinks, which closed in January 2017, and (iii) did not pursue certain non-strategic opportunities for its legacy activation business. Accordingly, for purposes of determining attainment of the 2016 performance objectives, our Compensation Committee determined it was appropriate to adjust our actual performance to reflect these developments that were not anticipated when the performance goals were set. In consultation with Deloitte, our compensation consultant and after reviewing several alternative approaches, each of which rendered similar results, our Compensation Committee, based on Deloitte's recommended approach, in order to reflect a full year of performance, determined actual 2016 performance by taking our actual 2016 non-GAAP revenue and non-GAAP EBITDA from continuing operations and adding to that (i) non-GAAP revenue and non-GAAP EBITDA related to discontinued operations, (ii) forecasted non- GAAP revenue and non-GAAP EBITDA for the divested business from the date of the transaction in the beginning of December 2016 through the end of the calendar year and (iii) activation-related revenue opportunities that were not pursued as a result of our Company's shift in business strategy relating to our anticipated Intralinks acquisition.

As a result, we determined an Adjusted Non-GAAP revenue measure of $698.4 million (comprised of $490.2 million from continuing operations, $145.6 million from discontinued operations and $62.6 million from forecasted non-GAAP revenue for the divested business from the date of the transaction in the beginning of December 2016 through the end of the calendar year and the strategic opportunities not pursued, as discussed above), representing 20% growth from 2015. Using the same adjustments, we determined an Adjusted Non-GAAP EBITDA measure of $237.2 million (comprised of $136.5 million from continuing operations, $46.2 million from discontinued operations and $54.6 million from forecasted non-GAAP EBITDA for the divested business from the date of the transaction in the beginning of December 2016 through the end of the calendar year and the strategic opportunities not pursued, as discussed above), representing a 14% growth from 2015. The level of plan payout that was applied to each of the performance objectives, which payout percentages were then applied to performance shares, is as set forth in the following table:

In 2016, based on the above calculation, our attainment under the stated metrics was as follows:

•
our Adjusted Non-GAAP revenue was $698.4 million, which was above the target attainment, resulting in a 108% payout with respect to this component;

•
our 2016 Adjusted Non-GAAP EBITDA was $237.2 million, or 34% of revenue, which was slightly below the target attainment, resulting in a 95% payout with respect to this component; and

•
our 2016 non-GAAP Cloud revenue was $403.4 million, which was significantly above the maximum, resulting in a 200% payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting
Adjusted Non-GAAP Revenue	$698,400,000	165%	60%

Adjusted Non-GAAP EBITDA	34%	95%	30%

Non-GAAP Cloud Revenue	$403,381,000	200%	10%

As a result, our NEOs earned 147.5% of the target number of 2015-2017 Performance Shares based on the Company's 2015 and 2016 financial performance. All of these 2015-2017 Performance Shares vested on February 17, 2018 other than Mr. Putnam, whose shares vested on June 4, 2018. The actual number of 2015-2017 Performance Shares awarded based on our 2015 and 2016 performance is set forth below:

Name	2015 - 2017 Target Shares	Attainment %	Shares Earned
Stephen G. Waldis	25,901	147.5%	38,204

Robert E. Garcia	16,978	147.5%	25,043

Daniel Rizer	3,836	147.5%	5,658

Christopher Putnam	1,069	147.5%	1,577

As neither Mr. Lurie nor Mr. Irving were with the Company in 2015, neither of them were granted any 2015-2017 Performance Shares.

2016-2018 Performance Shares

In 2016, our Compensation Committee granted our NEOs the 2016-2018 Performance Shares. The actual number of 2016-2018 Performance Shares earned were originally based on our Company's financial performance over the three-year period commencing on January 1, 2016 based on the following criteria: 60% based on non-GAAP revenue, 30% based on non-GAAP EBITDA and 10% based on the non-GAAP revenue from our Enterprise business. The specific target values for the 2016-2018 Performance Shares were set using aggressive three-year growth targets tied to key corporate financial metrics. In 2017, for the same reasons discussed above, our Compensation Committee, with the recommendation of Deloitte, agreed to modify the 2016-2018 long-term equity incentive plan by approving that (i) one-third of the 2016-2018 Performance Shares would be awarded based on our

Company's performance in 2016 and (ii) two-thirds of the 2016-2018 Performance Shares would be awarded based on our Company's future performance in 2017 and 2018. Our NEOs are required to remain employed by the Company through February 2019 in order to vest in the shares.

Our NEOs were awarded 2016-2018 Performance Shares that provided the opportunity to earn the following restricted shares based on the performance of our business during the 2016-2018 performance period:

Name	Threshold	Target	Maximum
Stephen G. Waldis	26,476	52,951	105,902

Robert E. Garcia	16,144	32,287	64,574

Christopher S. Putnam	4,972	9,944	19,888

Daniel Rizer	3,487	6,974	13,948

The method used to calculate the 2016-2018 Performance Shares earned will be based on actual performance compared to our Company's targets for the 2016-2018 Performance Shares, as shown below, using straight-line interpolation between points. The determination of what number of shares (if any) were earned for the 2016 and 2017 performance periods is set forth below. The determination of what number of shares (if any) are earned for the 2018 performance period will be made in January 2019 and any shares earned for the entire 2016-2018 performance period will vest in February of 2019.

2016 Performance Period — One-third of the 2016-2018 Performance Shares

In February 2016, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2016 portion of the 2016-2018 Performance Shares:

Corporate Component	Threshold 50% payout	Target 100% payout	Maximum 200% payout	Weighting
Non-GAAP Revenue	$667,000,000	$696,000,000	$725,000,000	60%

Non-GAAP EBITDA as % of Revenue	25%	35%	45%	30%

Enterprise Business Revenue (% of total revenue)	N/A	15%	N/A	10%

In 2016, our attainment under the stated metrics was as follows:

•
our Adjusted Non-GAAP revenue was $698.4 million, which was above the target attainment, resulting in a 108% payout with respect to this component;

•
our 2016 Adjusted Non-GAAP EBITDA was $237.2 million, or 34% of revenue, which was slightly below the target attainment, resulting in a 95% payout with respect to this component; and

•
our 2016 non-GAAP Enterprise Business revenue was 3% of total revenue, which was significantly below the target payout, resulting in a 0% payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting
Adjusted Non-GAAP Revenue	$698,400,000	165%	60%

Adjusted Non-GAAP EBITDA	34%	95%	30%

Enterprise Business Revenue (% of total revenue)	3%	—	10%

As a result, our NEOs earned 93.3% of the target number of the 2016-2018 Performance Shares allocable to 2016 ("2016 Target Shares") based on the Company's 2016 financial performance. These Performance Shares will vest in February 2019, provided the NEOs remain employees of the Company through that time. The actual number of 2016-2018 Performance Shares earned based on our 2016 performance is set forth below:

Name	2016 - 2018 Target Shares	2016 Target Shares	Attainment %	Shares Earned
Stephen G. Waldis	52,951	17,650	93.3%	16,467

Robert E. Garcia	32,287	10,762	93.3%	10,040

Daniel Rizer	6,974	2,325	93.3%	2,169

Christopher Putnam	9,944	3,647	93.3%	3,402

2017 Performance Period — One-third of the 2016-2018 Performance Shares

In July of 2017, our Compensation Committee approved the following threshold, target and maximum performance goals for 2017 for the 2016-2018 Performance Shares:

Corporate Component	Threshold 50% payout	Target 100% payout	Maximum 200% payout	Weighting
Non-GAAP Revenue	$781,000,000	$827,000,000	$872,000,000	40%

Non-GAAP EBITDA	$247,000,000	$279,000,000	$311,000,000	40%

Recurring Revenue	$559,000,000	$592,000,000	$625,000,000	20%

In 2017, our attainment under the stated metrics was as follows:

•
our Adjusted Non-GAAP revenue was $407.3 million, which was below the threshold attainment, resulting in a 0% payout with respect to this component;

•
our 2017 Adjusted Non-GAAP EBITDA was $61.5 million, which was below the threshold attainment, resulting in a 0% payout with respect to this component; and

•
because the Adjusted Non-GAAP revenue was less than the $781.0 million threshold, the NEOs were not entitled to any payout under the recurring revenue component regardless of what the 2017 Adjusted Non-GAAP recurring revenue was, resulting in no payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting
Adjusted Non-GAAP Revenue	$407,300,000	—	60%

Adjusted Non-GAAP EBITDA	61,500,000	—	30%

Recurring Revenue	307,300,000	—	10%

As a result, our NEOs earned 0% of the target number of 2016-2018 Performance Shares allocable to 2017 ("2017 Target Shares") based on the Company's 2017 financial performance. The actual number of 2016-2018 Performance Shares earned based on our 2017 performance is set forth below:

Name	2016-2018 Target Shares	2017 Target Shares	Attainment %	Performance Shares Earned
Stephen G. Waldis	52,951	17,650	0%	0

Robert E. Garcia	32,287	10,762	0%	0

Christopher S. Putnam	9,944	3,647	0%	0

Daniel Rizer	6,974	2,325	0%	0

The targets that were to be set for the 2018 performance period of the 2016-2018 plan will not be disclosed in this Proxy Statement due to the proprietary nature and competitive sensitivity of that information. The performance targets and achieved results will be fully disclosed after completion of the 2018 performance period. As neither Mr. Irving nor Mr. Lurie were with the Company in 2016, neither of them were granted any 2016-2018 Performance Shares.

2017-2019 Performance Based Restricted Shares

In 2017, our Compensation Committee granted our NEOs the 2017-2019 Performance Based Restricted Shares. Although in prior years, the executive long-term incentive plan was based on a three-year period, for the same reasons discussed above, in 2017, our Compensation Committee approved that the actual number of 2017-2019 Performance Based Restricted Shares earned would be based on our Company's financial performance over the twelve month period ending on December 31, 2017 based on the following criteria: 40% based on non-GAAP revenue, 40% based on non-GAAP EBITDA and 20% based on the non-GAAP recurring revenue. If the targets were achieved, then 50% of Performance Based Restricted Shares would vest on March 31, 2019 and the remaining 50% would vest on March 31, 2020.

Our NEOs were awarded 2017-2019 Performance Shares that provided the opportunity to earn the following restricted shares based on the performance of our business during the 2017-2019 performance period:

Name	Threshold	Target	Maximum
Stephen G. Waldis	28,457	56,914	113,828

Robert E. Garcia	16,063	32,125	64,250

Lawrence Irving	23,827	47,654	95,308

Christopher S. Putnam	15.309	30.618	61,236

Daniel Rizer	10.206	20.412	40,824

In July of 2017, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2017-2019 Performance Shares based on the financial performance of the Company in 2017:

Corporate Component	Threshold 50% payout	Target 100% payout	Maximum 200% payout	Weighting
Non-GAAP Revenue	$781,000,000	$827,000,000	$872,000,000	40%

Non-GAAP EBITDA	$247,000,000	$279,000,000	$311,000,000	40%

Recurring Revenue*	$559,000,000	$592,000,000	$625,000,000	20%

*
If the Company failed to reach the $781 million threshold revenue target, the NEOs would not qualify for any payout under the recurring revenue target.

In 2017, our attainment under the stated metrics was as follows:

•
our Adjusted Non-GAAP revenue was $407.3 million, which was below the threshold attainment, resulting in a 0% payout with respect to this component;

•
our 2017 Adjusted Non-GAAP EBITDA was $61.5 million, which was below the threshold attainment, resulting in a 0% payout with respect to this component; and

•
because the Adjusted Non-GAAP revenue was less than the $781.0 million threshold, the NEOs were not entitled to any payout under the recurring revenue component regardless of what the 2017 Adjusted Non-GAAP recurring revenue was, resulting in a 0% payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting
Adjusted Non-GAAP Revenue	$407,300,000	—	60%

Adjusted Non-GAAP EBITDA	61,500,000	—	30%

Recurring Revenue	307,300,000	—	10%

The method used to calculate the 2017-2019 Performance Based Restricted Shares earned was based on actual performance for the twelve-month period ending December 31, 2017 compared to our Company's targets for the 2017-2019 Performance Based Restricted Shares, as shown below, using straight-line interpolation between points. The determination of what number of shares were earned was made in January 2018.

As a result of the Company's failure to meet the Non-GAAP revenue or the Non-GAAP EBITDA thresholds for 2017, our NEOs did not earn any 2017-2019 Performance Shares based on the Company's 2017 financial performance. The actual number of 2016-2018 Performance Shares earned based on our 2017 performance is set forth below:

Name	2017 - 2019 Target Shares	Attainment %	Shares Earned
Stephen G. Waldis	52,951	—	—

Robert E. Garcia	32,125	—	—

Lawrence Irving	47,654	—	—

Daniel Rizer	20,412	—	—

Christopher Putnam	30,618	—	—

As the Company failed to achieve the threshold targets, none of the 2017-2019 Performance Based Restricted Shares were earned and all of the 2017-19 Performance Based Shares were canceled and were unable to be earned in future years.

Retention Bonus Plan

In 2017, in recognition of the uncertainty related to the changes in our named executive officers and significant shift in our business strategy, our Compensation Committee approved an executive retention bonus plan for our NEOs, other than our Chief Executive Officer, and certain other senior executive officers, in order to retain these key employees. The Retention Bonus Plan provides an opportunity to earn cash and shares of the Company's common stock for participants who continue their employment with the Company through the earlier of the following: (i) an involuntary termination, (ii) the 12 month anniversary of a change of control or (iii) July 26, 2019; provided, however, that if the equity portion of the retention awards are not assumed, continued, converted or replaced by the surviving or successor entity in connection with the change in control, then the equity will immediately vest upon the closing of such a change in control transaction.

Additionally, to incentivize the executives to enhance shareholder value, additional incentives were built in to the retention plan to reward the NEOs for the growth of the price of our common stock. Specifically, under the retention bonus plan, if at any time prior to July 26, 2019, the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds (i) $30, then the retention awards, once vested, will pay out above the original target amounts by 125% and (ii) $35, then the retention awards, once vested, will pay out above the original target amounts by 150% for such participants.

			$30 Stock		$35 Stock
	Target	Target	Price (125%)		Price (150%)
Participant	Cash	Shares	Cash	Shares	Cash	Shares
Robert Garcia	$475,000	39,500	$593,750	49,375	$712,500	59,250

Lawrence Irving	$425,000	32,700	$531,250	40,875	$637,500	49,050

Christopher Putnam	$340,000	28,350	$425,000	35,438	$510,000	42,525

Daniel Rizer	$420,000	35,000	$525,000	43,750	$630,000	52,500

Other Benefits and Perquisites

Our NEOs are eligible to participate in all of our employee benefit plans (other than our employee stock purchase plan), such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case, on the same basis as our other employees. in 2017, we leased an automobile (and pay applicable insurance and gas) for Mr. Waldis and Messrs. Irving and Lurie (during the time each of them was employed by our Company) and provided a car allowance to Mr. Garcia, each to be used primarily for business purposes. Mr. Lurie is also entitled to the following fringe benefits: (1) a housing allowance of $72,000 per year for the first year and half of employment with our Company; (2) the reimbursement of up to $27,000 for relocation expenses; (3) an automobile lease and insurance allowance of $17,000 per year; and (4) the reimbursement of the cost of airfare for Mr. Lurie and his family from Arizona to New Jersey and back up to six times per year. There were no other special benefits or perquisites provided to any NEO in 2017.

Financial Restatement, Recoupment and Related Policies

We have a comprehensive Code of Business Conduct and ensure that our employees comply with this policy. In accordance with this policy, we investigate all reported instances of questionable or unethical behavior, and where improper behavior is found to have occurred, we take appropriate remedial action up to and including termination. If the results of an investigation establish that one of our employees, officers or directors has committed fraud or engaged in some other improper act that has the result of causing our financial statements for any period to be restated or that otherwise adversely affects those financial statements, our Board has discretion to take immediate and appropriate disciplinary action against the individual, including but not limited to termination. In addition, our Board has discretion to pursue whatever legal remedies are available to prosecute the individual to the fullest extent of the law and to clawback or recoup any amounts he or she inappropriately received as a result of the improper action or inaction, including but not limited to any annual or long-term incentives that he or she received but would not have received had such act not be taken.

Executive Officer Stock Ownership Guidelines

We have instituted stock ownership guidelines for our executive officers with the purpose of ensuring they maintain a meaningful equity stake in our Company to further align their interests with those of our stockholders. Each executive officer who is also subject to Section 16 of the Exchange Act or who directly reports to our CEO (which includes all of our NEOs) is required to own, as of the later of January 1, 2020 or five years from the date on which the individual first began reporting to our CEO or first became a Section 16 officer, a number of vested shares of our Common Stock having a value at least equal to (a) in the case of our CEO, five times his then current base salary; (b) for any direct report of our CEO, three times that individual's then current base salary, and (c) for other executive officers subject to this policy, one and one-half times the individual's then current base salary.

If an executive officer is not compliant at the end of his or her phase-in period, our Compensation Committee may reduce future equity grants to that individual until he or she becomes compliant. Based on share holdings on December 31, 2017, each of our NEOs exceeded his or her applicable minimum holding requirements on that date, other than our Chief Executive Officer and Chief Financial Officer, exceeded his or her applicable minimum holding requirements on that date. Messrs. Lurie and Irving joined us in 2017 and have not begun vesting in their restricted stock and options and, therefore, have not had an opportunity to acquire our Common Stock as of December 31, 2017.

Tax Matters

Section 162(m) of the Code generally denies a deduction to any publicly-held corporation for compensation paid in a taxable year to its named executive officers exceeding $1 million. As a result of changes made by the 2017 Tax Cuts and Jobs Act, Section 162(m) will limit the Company from deducting compensation, including performance-based compensation, in excess of $1 million paid to anyone who serves as the chief executive officer, chief financial officer or who is among the three most highly compensated executive officers for any year beginning after December 31, 2016. The only exception to this rule is for compensation that is paid pursuant to a binding contract in effect on November 2, 2017, that would have otherwise been deductible under the prior Section 162(m) rules. Prior to the enactment of the 2017 Tax Cuts and Jobs Act, Section 162(m) limited us from deducting compensation paid in years prior to 2018, excluding performance-based compensation, in excess of $1 million paid to anyone who served as the chief executive officer or who was one of the three most highly compensated executive officers for the applicable tax year, excluding the chief financial officer. Our Compensation Committee considers tax and accounting implications in determining all elements of our compensation plans, programs and arrangements. Prior to the enactment of the 2017 Tax Cuts and Jobs Act, the Compensation Committee retained the discretion to make awards of either bonuses or equity awards that did not satisfy Section 162(m) and, therefore, may not have been deductible. Base salaries, time-vested restricted stock units, time-vested retention and transition payments, and discretionary or subjectively determined bonus awards generally did not qualify as performance-based compensation under the pre-2017 Tax Cuts and Jobs Act rules.

Management Changes-Named Executive Officer Separation Agreements

As disclosed on the Current Report on Form 8-K filed with the SEC on January 19, 2017, in connection with the closing of the Intralinks Transaction, our Board appointed Ronald W. Hovsepian as our Chief Executive Officer and appointed Mr. Hovsepian as a Class III member of our Board. Effective at the same time, Mr. Waldis resigned as our Chief Executive Officer and was appointed as Executive Chairman of our Board. As disclosed on our Current Report on Form 8-K filed with the SEC on April 27, 2017, effective as of April 27, 2017, Mr. Hovsepian resigned as our Chief Executive Officer and as a Class III member of our Board. On the same date, our Board appointed Mr. Waldis as our Chief Executive Officer and he continued to serve as Chairman of our Board. On November 13, 2017, our Board appointed Glenn Lurie as our Chief Executive Officer and as a Class III member of our Board. Mr. Waldis resigned as our Chief Executive Officer as of that same date and continued to serve as Executive Chairman of our Board.

In connection with Mr. Hovsepian's resignation, he entered into a separation agreement with our Company dated April 26, 2017, pursuant to which the Company agreed to a lump-sum severance payment equal to $3.2 million and a lump sum payment intended to cover the employer portion of COBRA payments for a period of twenty-four months. Mr. Hovsepian agreed to a general release of claims against the Company, among other customary terms. The Company also agreed to fully vest 18,260 shares of its common stock previously issued to Mr. Hovsepian, and his remaining unvested shares were forfeited. The severance and vesting of shares of the Company's common stock is provided for in the employment agreement between Intralinks, a then wholly-owned subsidiary of the Company, and Mr. Hovsepian and the Company does not intend to provide similar arrangements in the future. Due to his extensive experience with the Intralinks business, as part of his separation agreement, we also agreed with Mr. Hovsepian on a consulting arrangement pursuant to which Mr. Hovsepian would provide consulting services to the Company for a two year period beginning May 1, 2017 in return for a consulting fee of $750,000 per year.

As disclosed on the Current Report on Form 8-K filed with the SEC on February 14, 2017, Karen L. Rosenberger resigned as our Chief Financial Officer, effective February 27, 2017, and her employment with us terminated as of April 1, 2017. In connection with her departure, Ms. Rosenberger entered into a separation agreement with the Company pursuant to which the Company agreed to a lump-sum severance payment equal to $1.2 million, a transition payment of $200,000, and a lump sum payment intended to cover the employer portion of COBRA payments for a period of eighteen months. Ms. Rosenberger agreed to a general release of claims against the Company, among other customary terms. Pursuant to the separation agreement, due to her knowledge of the business and necessary assistance to the transition to the new CFO, our Company entered into a consulting arrangement pursuant to which Ms. Rosenberger would provide consulting services to the Company for at least three months in return for a fee of $580,000. All of Ms. Rosenberger's unvested equity terminated as of her termination date.

As disclosed on the Current Report on Form 8-K filed with the SEC on March 2, 2017, effective as of February 27, 2017, our Board appointed John W. Frederick to serve as the Company's Chief Financial Officer and Treasurer. As disclosed on Current Report on Form 8-K filed with the SEC on April 27, 2017, effective as of April 27, 2017, Mr. Frederick resigned as the Company's Chief Financial Officer. On April 27, 2017, our Board appointed Mr. Irving as our Chief Financial Officer.

In connection with his resignation, Mr. Frederick entered into a separation agreement with the Company dated April 26, 2017, pursuant to which the Company agreed to a lump-sum severance payment equal to $1.2 million and an agreement to reimburse him for the employer portion of any COBRA payments for a period of up to eighteen months. Mr. Frederick agreed to a general release of claims against the Company, among other customary terms. The lump sum severance payment was provided for in the employment agreement between the Company and Mr. Frederick. All of Mr. Frederick's unvested equity terminated as of the date of his resignation and he was not vested in any equity.

As disclosed on the Current Report on Form 8-K filed with the SEC on August 13, 2018, our Chief Financial Officer, Lawrence Irving terminated his employment with the Company, effective as of August 15, 2018. In exchange for a broad release in favor of the Company, the Release Agreement provides for the following payments to Mr. Irving: (i) lump sum severance payment in the amount of $1,147,500 (less all applicable withholdings and deductions) paid in accordance with his employment agreement; (ii) the gross amount of $19,850, which is intended to cover the employer portion of any COBRA payments for a period of twenty-four months following his termination date; (iii) payment under our retention plan of $425,000 (less all applicable withholdings and deductions) in accordance with the terms of the Retention Plan; and (iv) vested in 32,700 retention restricted shares in accordance with the terms of the Retention Plan. All of Mr. Irving's unvested equity terminated as of August 15, 2018. The Company and Mr. Irving also entered into a standard consulting services agreement pursuant to which Mr. Irving will provide transition assistance to the Company's executive team on an as needed basis through August 15, 2019 in return for the continued vesting of his outstanding restricted stock awards and options to purchase shares of the Company's Common Stock.

Our Chief Strategy Officer, Daniel Rizer, who was a Named Executive Officer on December 31, 2017, terminated his employment with the Company, effective as of March 31, 2018. In exchange for a broad release in favor of the Company, the Release Agreement provides for the following payments to Mr. Rizer: (i) lump sum severance payment in the amount of $911,484 (less all applicable withholdings and deductions) paid in accordance with his employment agreement; (ii) the gross amount of $15,315, which is intended to cover the employer portion of any COBRA payments for a period of eighteen months following the Termination Date; (iii) payment under our retention plan of $420,000 (less all applicable withholdings and deductions) in accordance with the terms of the Retention Plan; and (iv) vested in 35,000 retention restricted shares in accordance with the terms of the Retention Plan. All of Mr. Rizer's unvested equity terminated as of March 31, 2018.

Our President and General Manager-Americas, Christopher Putnam, who was a Named Executive Officer on December 31, 2017, terminated his employment with the Company, effective as of June 30, 2018. In exchange for a broad release in favor of the Company, the Release Agreement provides for the following payments to Mr. Putnam: (i) lump sum severance payment in the amount of $791,250 (less all applicable withholdings and deductions) paid in accordance with his employment agreement; (ii) the gross amount of $13,941, which is intended to cover the employer portion of any COBRA payments for a period of eighteen months following the Termination Date; (iii) payment under our retention plan of $340,000 (less all applicable withholdings and deductions) in accordance with the terms of the Retention Plan; and (iv) vested in 28,350 retention restricted shares in accordance with the terms of the Retention Plan. All of Mr. Putnam's unvested equity terminated as of June 30, 2018.

Compensation Committee Report(1)

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement submitted by the following members of the Compensation Committee:

William J. Cadogan, Chair
Peter Berger
Thomas J. Hopkins
James M. McCormick

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to our NEOs for the years indicated:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(11)	Non-Equity Incentive Plan Compensation ($)(12)	All Other Compensation ($)		Total ($)
Glenn Lurie	2017	122,139		5,437,503	(3)	5,295,953	—	19,866	(13)	10,875,461
Chief Executive Officer

Ron Hovsepian	2017	198,347		4,262,979	(4)	1,421,000	—	4,046,334	(14)	9,928,660
Former Chief Executive Officer

Stephen G. Waldis	2017	603,220		4,374,900	(5)	1,468,232	748,155	20,888	(15)	7,215,395
Former Chief Executive Officer	2016	608,900		3,069,569		1,261,248	821,216	20,074		5,781,007
and Executive Chairman	2015	591,165		4,269,514		1,128,651	962,000	23,613		6,974,943

Lawrence Irving	2017	283,333	150,000	3,616,716	(6)	651,959	—	19,127	(16)	4,721,135
Chief Financial Officer

John W. Frederick	2017	110,185		3,300,003	(7)	—	—	1,227,697	(17)	4,637,885
Former Chief Financial Officer

Karen L. Rosenberger	2017	90,000		—		—	241,272	2,019,145	(18)	2,350,417
Former Chief Financial Officer	2016	360,000		748,682		307,617	242,409	63,338		1,722,046
	2015	330,000		1,011,634		267,436	258,750	19,704		1,887,524

Robert E. Garcia	2017	475,000		4,573,719	(8)	833,334	402,301	17,700	(19)	6,302,054
Chief Commercial Officer	2016	450,204		1,871,677		769,056	433,770	17,150		3,541,857
	2015	437,091		2,798,597		739,817	506,049	17,150		4,498,704

Christopher S. Putnam	2017	340,000		2,988,351	(9)	499,998	408,000	8,100	(20)	4,244,449
President, GM Americas	2016	340,000		738,124		225,711	375,000	7,950		1,686,785
	2015	250,000		769,964		295,726	150,000	6,833		1,472,523

Daniel Rizer	2017	420,000		2,837,484	(10)	333,328	375,312	8,100	(20)	3,974,224
Chief Strategy Officer	2016	420,000		1,867,458		158,294	421,010	7,950		2,874,712
	2015	385,786		539,996		159,911	279,282	7,800		1,372,775

(1)
The amounts set forth in this column represent the subjective individual component portion of our annual cash incentive bonus awards paid to the NEOs. See "Compensation Discussion and Analysis" above for further discussion of the subjective individual component.

(2)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of the performance share awards (with the grant date fair value determined using the probable outcome of the performance conditions) and the time-based restricted share award granted to our NEOs. See "Compensation Discussion and Analysis" above for further discussion of these share awards. See Footnote 3 to the Financial Statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2017 for a discussion of our assumptions in estimating the fair value of our share awards. Our executive officers will not realize any value of these awards until these awards are sold.

(3)
Mr. Lurie was granted a performance-based restricted share award as a newly hired executive. The grant date value of the share award assuming the highest level of performance conditions is achieved was $3,625,002. Mr. Lurie's actual performance based grant will be based on 2018 metrics. Mr. Lurie was also granted time-based restricted stock with a grant date value of $1,812,501.

(4)
Mr. Hovsepian was granted a performance-based restricted share award as 2017-2019 Performance Shares as described in greater detail in "Compensation Discussion and Analysis." The grant date value of the performance-based restricted share award assuming the highest level of performance conditions is achieved was $2,841,986; however, none of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017. Mr. Hovsepian was also granted time-based restricted shares with a grant date value of $1,420,993.

(5)
Mr. Waldis was granted performance-based restricted awards under both the 2017-2019 Performance Shares plan as well as under a New Hire Executive Grant. The total grant date value of the performance-based restricted share awards assuming the highest level of performance conditions is achieved was $2,916,600. None of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017. Mr. Waldis was also granted time based restricted stock awards with a grant date value total of $1,458,300.

(6)
Mr. Irving was granted performance-based restricted share awards as 2017-2019 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above and performance-based restricted shares pursuant to the Retention Bonus Plan. The grant date value of the 2017-2019 Performance Shares assuming the highest level of performance conditions is achieved was $1,266,644; however, none of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017. The grant date value of the Retention Bonus Plan assuming the highest level of performance conditions is achieved was $1,716,750, which will be achieved if at any time prior to July 26, 2019, the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds $35. Mr. Irving was also granted time-based restricted stock grants as a new hire. The grant date value of the time-based restricted stock grants was $633,322.

(7)
Mr. Fredericks was granted performance-based restricted share awards as 2017-2019 Performance Shares as described in greater detail in "Compensation Discussion and Analysis." The grant date value of the performance-based restricted share award assuming the highest level of performance conditions is achieved was $1,900,002; however, none of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017. Mr. Fredericks was also granted (i) time-based restricted shares with a grant date value of $950,001 and (ii) time-based restricted shares with a grant date value of $450,000.

(8)
Mr. Garcia was granted performance-based restricted share awards as 2017-2019 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above and performance-based restricted shares pursuant to the Retention Bonus Plan. The grant date value of the 2017-2019 Performance Shares assuming the highest level of performance conditions is achieved was $1,666,646; however, none of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017. The grant date value of the Retention Bonus Plan assuming the highest level of performance conditions is achieved was $2,073,750, which will be achieved if at any time prior to July 26, 2019, the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds $35. Mr. Garcia was also granted time-based restricted awards with a grant date value of $833,323.

(9)
Mr. Putnam was granted performance-based restricted share awards as 2017-2019 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above and performance-based restricted shares pursuant to the Retention Bonus Plan. The grant date value of the 2017-2019 Performance Shares assuming the highest level of performance conditions is achieved was $999,984; however, none of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017. The grant date value of the Retention Bonus Plan assuming the highest level of performance conditions is achieved was $1,488,375 which will be achieved if at any time prior to July 26, 2019, the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds $35. Mr. Putnam was also granted time-based awards with a grant date value of $499,992.

(10)
Mr. Rizer was granted performance-based restricted share awards as 2017-2019 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above and performance-based restricted shares pursuant to the Retention Bonus Plan. The grant date value of the 2017-2019 Performance Shares assuming the highest level of performance conditions is achieved was $666,656; however, none of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017. The grant date value of the Retention Bonus Plan assuming the highest level of performance conditions is achieved was $1,837,500 which will be achieved if at any time prior to July 26, 2019, the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds $35. Mr. Rizer was also granted time-based awards with a grant date value of $333,328.

(11)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of option awards granted to our NEOs. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2017 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our NEOs will not realize any value with respect to these awards until these awards are exercised or sold.

(12)
The amounts under this column include amounts paid based on the objective corporate component of the Company's annual incentive bonus compensation plan described under "Compensation Discussion and Analysis" above. The amounts shown are the 2016 bonuses paid in 2017.

(13)
Reflects amounts paid for (i) automobile expenses totaling $4,442 and (ii) housing expenses totaling $15,424.

(14)
Reflects amounts paid for (i) consulting services totaling $750,000 and (ii) severance payments totaling $3,246,792.

(15)
Reflects amounts paid for (i) automobile expenses and (ii) 401k company match of $8,100 totaling $20,888.

(16)
Reflects amounts paid for (i) automobile expenses and (ii) 401k company match of $8,100 totaling $19,127.

(17)
Reflects amounts paid for (i) final paid time off totaling $32,197 and (ii) severance totaling $1,195,500.

(18)
Reflects amounts paid for (i) final paid time off totaling $13,650, (ii) severance totaling $1,805,495 and (iii) a transition bonus totaling $200,000.

(19)
Reflects amounts paid for (i) automobile expenses totaling $9,600 and (ii) 401k company match of $8,100 totaling $17,700.

(20)
Reflects amounts paid for 401k company matching totaling $8,100.

Grants of Plan Based Awards

The following table sets forth each plan-based award granted to our NEOs during the year ended December 31, 2017. The FASB ASC Topic No. 718 value of these awards is also reflected in the Stock Awards and Option Awards columns of the Summary Compensation Table above:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Inventive Plan Awards (2)			Number of Shares of Stock	Awards Securities Underlying	Exercise or Base Price of Option	Value of Stock and Option

Name(a)	Grant Date	Threshold ($)(1)(2)	Target ($)	Maximum ($)	Threshold (#)(4)(5)	Target (#)(3)	Maximum (#)	or Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(6)
Glenn					90,264	180,528	361,056

Lurie	11/13/2017							180,528			1,812,501

	11/13/2017								507,101	10.04	1,781,953

	11/13/2017								1,000,000	10.04	3,514,000

Stephen G.		343,750	687,500	1,203,125	28,457	56,914	113,828

Waldis	3/24/2017							43,240			1,121,646

	4/26/2017							13,674			336,654

	3/24/2017								123,545	25.94	121,665

	4/26/2017								40,219	24.62	346,567

Ron		—	—	—	—	—	—

Hovsepian	3/24/2017							54,780			1,420,993

	3/24/2017								156,515	25.94	1,421,000

Lawrence		170,000	340,000	595,000

Irving		425,000	531,250	637,500	23,827	47,654	95,308

	7/26/2017				32,700	40,875	49,050

	4/27/2017							47,654			633,322

	4/27/2017								140,161	13.29	651,959

John W.		—	—	—	—	—	—

Frederick	3/24/2017							36,623			950,001

	3/24/2017							17,348			450,007

Karen		—	—	—	—	—	—	—	—	—	—

Rosenberger

Robert E.		190,000	380,000	665,000

Garcia		475,000	593,750	712,500	16,063	32,125	64,250

	7/26/2017				39,500	49,375	59,250

	3/24/2017							32,125			833,323

	3/24/2017								91,787	25.94	833,334

Christopher		187,000	374,000	654,500

Putnam		340,000	425,000	510,000	15,309	30,618	61,236

	7/26/2017				28,350	35,438	42,525

	5/8/2017							30,618			499,992

	5/8/2017								87,481	16.33	499,998

Daniel		168,000	336,000	588,000

Rizer		420,000	525,000	630,000	10,206	20,412	40,824

	7/26/2017				35,000	43,750	52,500				333,328

	5/8/2017							20.412	58,320	16.33	333,328

(1)
Each of our NEOs, other than Mr. Lurie who was hired on November 13, 2017, was granted a non-equity incentive plan award pursuant to our 2017 annual incentive bonus compensation plan. The amounts shown in the "Threshold" column reflect the cash payment that would have been awarded under our 2017 annual incentive bonus plan if we had achieved the threshold payout level for a single corporate objective with the lowest weight. The amounts shown in the "Target" column reflect the target payment level under our 2017 annual incentive bonus plan if we had achieved all of the objectives previously approved by our Compensation Committee at target levels. The amounts shown in the "Maximum" column reflect the maximum payouts under our 2017 annual incentive bonus compensation plan if we had achieved all of the objectives previously approved by our Compensation Committee at or above the maximum level. The corporate and business components of our 2017 annual incentive bonus compensation plan are discussed in greater detail in "Compensation Discussion and Analysis" above. The actual amounts paid to each NEO are shown in the Summary Compensation Table above. The table does not include the individual discretionary component portion of the NEOs' aggregate targeted annual cash incentive bonus amount.

(2)
Reflects non-equity award (cash) granted pursuant to the Retention Bonus Plan. The amounts shown in the "threshold" column reflects the minimum award granted under the Retention Bonus Plan. The "target" column above reflects the award granted if the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds $30. The "maximum" column reflects the award granted if the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds $35.

(3)
Represents target number of performance shares. The actual number of the shares subject to be issued, which could range from 0 to two times the initial target amount, will depend upon whether the issuer has met certain performance metrics for 2018 and 2019. One-half of the shares, if any, will be issued on or about March 2019 based on the issuer's performance for 2018 and the remaining one-half of the shares, if any, will be issued on or about March 2020 based on the issuer's performance for 2019.

(4)
Reflects 2017-2019 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above. The amounts shown in the "threshold" column reflect the 2017-2019 Performance Shares that will be earned if certain minimum financial goals are achieved. The amounts shown in the "target" column reflect the number of 2017-2019 Performance Shares that will be earned if all of the 2017-2019 financial goals are achieved at target levels. The amounts shown in the "maximum" column reflect the maximum number of 2017-2019 Performance Shares that can be earned if all of the 2017-2019 financial goals are achieved at or above maximum levels. None of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017.

(5)
Reflects restricted stock granted pursuant to the Retention Bonus Plan. The amounts shown in the "threshold" column reflects the minimum amount of shares granted under the Retention Bonus Plan. The "target" column above reflects the number of shares granted if the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds $30. The "maximum" column reflects the number of shares granted if the volume-weighted average of our common stock's closing price for 20 consecutive trading days exceeds $35.

(6)
The amount in this column reflects the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of stock awards and options granted to our NEOs. See Footnote 3 to the Financial Statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2017 for a discussion of our assumptions in estimating the fair value of our stock and option awards.

Description of Awards Granted in 2017

•	Glenn Lurie:
On November 13, 2017, we granted Mr. Lurie (i) an option to purchase 507,101 shares of our Common Stock, (ii) 180,528 time-based restricted shares of our Common Stock, (iii) a target award of 180,528 Performance Shares, which are earned based on our Company's achievement of performance metrics to be established by the Compensation Committee in 2018 and (iv) an option to purchase 1,000,000 shares of our Common Stock that does not vest until the third anniversary of the grant date.

•	Stephen G. Waldis:
On March 24, 2017, we granted Mr. Waldis (i) an option to purchase 123,545 shares of our Common Stock, (ii) 43,240 time-based restricted shares of our Common Stock, and (iii) a target award of 43,240 Performance Shares, which are earned based on our Company's achievement of performance metrics discussed in the Compensation Discussion and Analysis section of this Proxy Statement. On April 27, 2017 in connection with Mr. Waldis being appointed as our Chief Executive Officer, we granted Mr. Waldis (i) an option to purchase 40,219 shares of our Common Stock, (ii) 13,674 time-based restricted shares of our Common Stock, and (iii) a target award of 13,674 Performance Shares which are earned based on our Company's achievement of performance metrics discussed in the Compensation Discussion and Analysis section of this Proxy Statement.

•	Ronald Hovsepian:
On March 24, 2017, we granted Mr. Hovsepian (i) an option to purchase 156,515 shares of our Common Stock, (ii) 54,780 time-based restricted shares of our Common Stock, and (iii) a target award of 54,780 Performance Shares, which are earned based on our Company's achievement of performance metrics discussed in the Compensation Discussion and Analysis section of this Proxy Statement. All of these shares were forfeited in connection with Mr. Hovsepian's termination except for 18,260 shares of common stock that were vested.

•	Lawrence Irving:
On April 27, 2017 we granted Mr. Irving (i) an option to purchase 140,161 shares of our Common Stock, (ii) 47,654 time-based restricted shares of our Common Stock, and (iii) a target award of 47,654 2017 Performance Shares, which are earned based on our Company's achievement of performance metrics discussed in the Compensation Discussion and Analysis section in this Proxy Statement. On July 26, 2017, we issued 32,700 Retention Restricted Shares to Mr. Irving under our Retention Plan.

•	Robert E. Garcia:
On March 24, 2017, we granted Mr. Garcia (i) an option to purchase 91,787 shares of our Common Stock, (ii) 32,125 time-based restricted shares of our Common Stock, and (iii) a target award of 32,125 Performance Shares, which are earned based on the Company's achievement of performance metrics discussed in the Compensation Discussion and Analysis section in this Proxy Statement. On July 26, 2017, we issued 39,500 Retention Restricted Shares to Mr. Garcia under our Retention Plan.

•	John Frederick:
On March 24, 2017 we granted Mr. Frederick (i) 36,623 time-based restricted shares of our Common Stock, (ii) 17,348 time-based restricted shares of our Common Stock, and (iii) a target award of 36,623 Performance Shares, which are earned based on the Company's achievement of performance metrics discussed in the Compensation Discussion and Analysis section of this Proxy Statement. As the result of Mr. Frederik's resignation on April 27, 2017, all of these restricted shares were unvested and forfeited on the same date.

•	Christopher S. Putnam:
On May 8, 2017, we granted Mr. Putnam (i) an option to purchase 87,481 shares of our Common Stock and (ii) 30,618 time-based restricted shares of our Common Stock and (iii) a target award of 30,618 Performance Shares, which are earned based on the Company's achievement of performance metrics discussed in the Compensation Discussion and Analysis section of this Proxy Statement. On July 26, 2017, we issued 28,350 Retention Restricted Shares to Mr. Putnam under our Retention Plan.

•	Daniel Rizer:
On May 8, 2017, we granted Mr. Rizer (i) an option to purchase 58,320 shares of our Common Stock and (ii) 20,412 time-based restricted shares of our Common Stock and (iii) a target award of 20,412 Performance Shares, which are earned based on the Company's achievement of performance metrics discussed in the Compensation Discussion and Analysis section of this Proxy Statement. On July 26, 2017, we issued 35,000 Retention Restricted Shares to Mr. Rizer under our Retention Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option and all unvested stock held by each of our NEOs as of December 31, 2017

Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(31)
Glenn Lurie	—	507,101(13)	10.04	11/13/2024

	—	1,000,000(14)	10.04	11/13/2024

					180,528(2)	1,613,920

							180,528(30)	1,613,920

Stephen G. Waldis	160,000(3)	—	30.50	12/6/2018

	76,400(4)	—	31.02	2/14/2020

	83,771(5)	3,642	32.40	2/13/2021

	49,970(6)	20,576	41.37	2/9/2022

	60,978(7)	72,065	25.81	2/19/2023

	—	123,545(11)	25.94	3/24/2024

	—	40,219(12)	24.62	4/26/2024

					8,633(19)	77,179

					35,300(20)	315,582

					43,240(21)	386,566

					13,674(8)	122,246

					38,204(9)	341,543

							105,902(26)	946,764

							51,802(27)	463,110

							86,480(28)	773,131

							27,348(28)	244,491

Ron Hovsepian	—	—	—		—	—	—	—

Lawrence Irving	—	140,161(15)	13.29	4/27/2024

					47,654(22)	426,026

							95,308(28)	852,053

							49,050(29)	438,507

John W. Frederick	—	—	—		—	—	—	—

Karen L. Rosenberger	—	—	—		—	—	—	—

Robert E. Garcia	12,323(4)	—	31.02	2/14/2020

	38,958(5)	2,292	32.40	2/13/2021

	32,755(6)	13,487	41.37	2/9/2022

	37,182(7)	43,942	25.81	2/19/2023

	—	91,787(11)	25.94	3/24/2024

					5,659(19)	50,591

					21,524(20)	192,425

					32,125(21)	287,198

					25,043(9)	223,884

							64,574(26)	577,292

							33,956(27)	303,567

							64,250(28)	574,395

							59,250(29)	529,695

Christopher Putnam	1,938(16)	969	50.31	4/15/2022

	9,432(17)	8,677	36.06	11/13/2022

	11,452(7)	13,534	25.81	2/19/2023

	—	87,481(18)	16.33	5/8/2024

					356(23)	3,183

					4,000(10)	35,760

					6,629(20)	59,263

					30,618(24)	273,725

							19,888(26)	177,799

							2,138(27)	19,114

							61,236(28)	547,450

							42,525(29)	380,174

Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(31)
Daniel Rizer	2,200(4)	—	31.02	2/14/2020

	7,275(5)	625	32.40	2/13/2021

	7,400(6)	3,047	41.37	2/9/2022

	8,032(7)	9,491	25.81	2/19/2023

	—	58,320(18)	16.33	5/8/2024

					1,278(19)	11,425

					6,666(25)	59,594

					4,649(20)	41,562

					20,412(24)	182,483

					5,658(32)	50,583

							13,948(26)	124,695

							7,702(27)	68,587

							40,824(28)	364,967

							52,500(29)	469,350

(1)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price per share of our Common Stock on December 29, 2017, which was the last trading day of 2017, which was $8.94 per share. The actual value (if any) to be realized by the NEO depends on whether the shares vest and the future performance of our Common Stock. Each of the options and restricted shares automatically vest if we are acquired and the NEO is either involuntarily terminated or voluntarily resigns for good reason under certain circumstances following our change of control, as discussed in more detail below under "Employment Agreements."

(2)
Reflects restricted shares granted on November 13, 2017. One-third of the shares vested on November 13, 2018 and one-third of the shares will vest on each of November 13, 2019 and 2020, provided the NEO remains continuously employed by the Company on those dates.

(3)
The option vested over four years of continuous service following December 6, 2011, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option is fully exercisable.

(4)
The option vested over four years of continuous service following February 14, 2013, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option became fully exercisable on February 14, 2017.

(5)
The option vests over four years from the vesting start date of February 13, 2014, with 25% vesting after the completion of the first year of service to the Company and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service to the Company. As a result, the option will be fully exercisable on February 13, 2018.

(6)
The option vests over four years of continuous service following February 9, 2015, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option will be fully exercisable on February 9, 2019.

(7)
The option vests over four years of continuous service following February 19, 2016, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option will be fully exercisable on February 19, 2020.

(8)
Reflects restricted shares granted on April 26, 2017. One-third of the shares vested on April 26, 2018 and one-third of the shares will vest on each of April 26, 2019 and 2020 provided the NEO remains continuously employed by the Company on those dates.

(9)
Reflects restricted shares granted on June 30, 2015. The shares fully vested on February 17, 2018.

(10)
Reflects restricted shares vesting over four years of continuous service following November 13, 2015, with 25% of the shares vesting after the first year of service and the remaining shares vesting ratably on a quarterly basis thereafter, provided the NEO remains continuously employed by the Company through those dates.

(11)
The options shall become exercisable with respect to the first 25% of the shares subject to the option when the Reporting Person completes 12 months of continuous service after March 24, 2017. The option shall become exercisable to an additional 1/48th of the shares subject to the option when the Reporting Person completes each month of continuous service thereafter.

(12)
The options shall become exercisable with respect to the first 25% of the shares subject to the option when the Reporting Person completes 12 months of continuous service after April 26, 2017. The option shall become exercisable to an additional 1/48th of the shares subject to the option when the Reporting Person completes each month of continuous service thereafter

(13)
The options shall become exercisable with respect to the first 25% of the shares subject to the option when the Reporting Person completes 12 months of continuous service after November 13, 2017. The option shall become exercisable to an additional 1/48th of the shares subject to the option when the Reporting Person completes each month of continuous service thereafter.

(14)
The option shall become exercisable with respect to the shares subject to the option when the person completes there years of continuous service after November 13, 2017.

(15)
The options shall become exercisable with respect to the first 25% of the shares subject to the option when the Reporting Person completes 12 months of continuous service after April 27, 2017. The option shall become exercisable to an additional 1/48th of the shares subject to the option when the Reporting Person completes each month of continuous service thereafter.

(16)
The options shall become exercisable with respect to the first 25% of the shares subject to the option when the Reporting Person completes 12 months of continuous service after April 15, 2015. The option shall become exercisable to an additional 1/48th of the shares subject to the option when the Reporting Person completes each month of continuous service thereafter

(17)
The options shall become exercisable with respect to the first 25% of the shares subject to the option when the Reporting Person completes 12 months of continuous service after November 13, 2015. The option shall become exercisable to an additional 1/48th of the shares subject to the option when the Reporting Person completes each month of continuous service thereafter.

(18)
The options shall become exercisable with respect to the first 25% of the shares subject to the option when the Reporting Person completes 12 months of continuous service after May 8, 2017. The option shall become exercisable to an additional 1/48th of the shares subject to the option when the Reporting Person completes each month of continuous service thereafter.

(19)
Reflects restricted shares granted on February 9, 2015. One-third of the shares vested on February 17, 2016 and one-third of the shares will vest on each of February 17, 2017 and 2018, provided the NEO remains continuously employed by the Company on those dates. The shares are currently fully vested.

(20)
Reflects restricted shares granted on February 19, 2016. One-third of the shares vested on February 19, 2017 and one-third of the shares will vest on each of February 19, 2018 and 2019, provided the NEO remains continuously employed by the Company on those dates.

(21)
Reflects restricted shares granted on March 24, 2017. One-third of the shares vested on February 24, 2018 and one-third of the shares will vest on each of March 24, 2019 & 2020, provided NEO remains continuously employed by the Company on those dates.

(22)
Reflects restricted shares granted on April 27, 2017. One-third of the shares vested on April 27, 2018 and one-third of the shares will vest on each of April 27, 2019 and 2020, provided the NEO remains continuously employed by the Company on those dates.

(23)
Reflects restricted shares granted on April 15, 2015. One-third of the shares vested on April 15, 2016 and one-third of the shares will vest on each of April 15, 2017 and 2018, provided the NEO remains continuously employed by the Company on those dates. The shares are currently fully vested.

(24)
Reflects restricted shares granted on May 8, 2017. One-third of the shares vested on May 8, 2018 and one-third of the shares will vest on each of May 8, 2019 and 2020, provided the NEO remains continuously employed by the Company on those dates

(25)
Reflects restricted shares granted on May 11, 2015. One-third of the shares vested on May 11, 2016 and one-third of the shares will vest on each of May 11, 2017 and 2018, provided the NEO remains continuously employed by the Company on those dates

(26)
Each NEO was awarded a 2016-2018 performance-based restricted share award that is earned upon our Company's achievement of certain financial objectives for the three-year period from 2016 to 2018 (as described in greater detail in "Compensation Discussion and Analysis" above). In order to align the Executives with the Company's strategic direction, the Compensation Committee agreed to terminate the

  2016-2018 plan after the 2016 performance year and bifurcate the 2016-2018 into 2 tranches: 1) shares earned in 2016 and 2) shares earned from 2017-2018. The amount shown reflects the maximum award if all of the associated performance metrics are achieved. The actual earned amounts are reflected in the table below:

Name of Recipient	Shares Earned 2016	Shares Earned 2017
Stephen G. Waldis	16,467	0
Robert Garcia	10,040	0
Christopher Putnam	3,402	0
Daniel Rizer	2,169	0
(27)
Each NEO employed by our Company on February 19, 2015 was awarded a 2015-2017 performance-based restricted share award that vests upon our Company's achievement of certain financial objectives for the three-year period from 2015 to 2017. The amount shown reflects the maximum award if all of the associated performance metrics are achieved. The actual earned amounts are reflected in the table below:

Name of Recipient	Shares Earned
Stephen G. Waldis	38,204
Robert Garcia	25,403
Christopher Putnam	1,577
Daniel Rizer	5,658
(28)
Reflects 2017-2019 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above. The amounts shown reflect the 2017-2019 Performance Shares that will be earned if certain financial goals are achieved. The actual number of shares subject to be issued could range from 0 to two times the amount shown above. None of the financial goals were achieved in 2017, and, thus, there were no shares earned in 2017.

(29)
Represents the maximum amount of restricted stock that may be granted pursuant to the Retention Bonus Plan. The possible amounts of shares are displayed for each participant in the table below. If at any time prior to July 26, 2019, the volume-weighted average of the Company's Common Stock closing price for 20 consecutive trading days (i) exceeds $30, the number of shares that will vest upon the vesting date shall be 125% of the target amount and (ii) exceeds $35, the number of shares that will vest upon the vesting date shall be 150% of the target amount.

Participant	Target Shares	$30 Stock Price (125%) Shares	$35 Stock Price (150%) Shares
Lawrence Irving	32,700	40,875	49,050
Robert Garcia	39,500	49,375	59,250
Christopher Putnam	28,350	35,438	42,525
Daniel Rizer	35,000	43,750	52,500
(30)
Represents target number of performance shares. The actual number of the shares subject to be issued, which could range from 0 to two times the initial target amount, will depend upon whether the issuer has met certain performance metrics for 2018 and 2019. One-half of the shares, if any, will be issued on or about March 2019 based on the issuer's performance for 2018 and the remaining one-half of the shares, if any, will be issued on or about March 2020 based on the issuer's performance for 2019. The Reporting Person will be entitled to sell the shares upon issuance provided the Reporting Person is continuously employed by the Company through the date of issuance

(31)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price per share of our Common Stock on December 29, 2017, which was the last trading day of 2017, which was $8.94 per share. The actual value (if any) to be realized by the NEO depends on whether the shares vest and the future performance of our Common Stock. Each of the options and restricted shares automatically vest if we are acquired and the NEO is either involuntarily terminated or voluntarily resigns for good reason under certain circumstances following our change of control, as discussed in more detail below under "Employment Agreements."

(32)
Reflects restricted shares granted on June 29, 2015. The shares fully vested on February 17, 2018.

Option Exercises and Stock Vested

The following table shows the number of shares acquired upon exercise of options by each NEO during the year ended December 31, 2017, and the shares of restricted stock held by each NEO that vested during the year ended December 31, 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Glenn Lurie
Stephen G. Waldis			74,126	2,580,863
Ronald Hovsepian			18,260	242,675
Lawrence Irving
Karen Rosenberger	777	3,700	14,502	498,928
John Frederick
Robert E. Garcia	22,320	167,986	48,125	1,676,691
Christopher S. Putnam	—	—	11,921	286,037
Daniel Rizer	—	—	17,358	479,247

(1)
For option awards, value realized on exercise is based on the fair market value of our Common Stock on the exercise date less the exercise price. For stock awards, value realized on vesting is based on the fair market value of our Common Stock on the vesting date. In neither case do the amounts set forth above necessarily reflect proceeds actually received by the NEO. Our NEOs will only realize value on these awards when the underlying shares are sold, which value may differ from the value shown in the table above as it is dependent on the price at which such shares of Common Stock are actually sold.

Employment Agreements

In connection with the appointment of Mr. Lurie as our Chief Executive Officer on November 13, 2017, we entered into an employment agreement with him. Pursuant to the terms of his appointment as Chief Executive Officer, Mr. Lurie is entitled to receive an annual base salary of $750,000 and be eligible to receive an annual performance bonus, with a target amount equal to 120% of his annual base salary, based upon the achievement of certain Company and individual objectives as determined by the Board or its Compensation Committee. The Board or its Compensation Committee shall review Mr. Lurie's base salary at least annually to determine whether to increase (but not decrease) the base salary in its discretion

The Company granted Mr. Lurie an initial award of 180,528 time-based restricted stock awards, time-based stock options to purchase 507,101 shares of the Company's common stock and 180,528 performance shares, effective on his first day of employment. The restricted stock awards will vest in equal annual installments on each anniversary of the grant date over a period of three years. Each vested Performance Share will entitle Mr. Lurie to receive one share of common stock of the Company. The 2018 and 2019 Company performance goals shall be determined by the Board or its Compensation Committee at the time the Company's business plan for such period is determined.

In addition, as an inducement for Mr. Lurie to join our Company as Chief Executive, due to his unique skill set, he was granted a one-time option to purchase 1,000,000 shares of the Company's common stock (the "Challenge Grant" and collectively with the RSAs, the Initial Options and the Performance Shares, the "Inducement Awards"), at an exercise price of $10.04 per share, the closing price of the Company's common stock on The Nasdaq Global Select Market on November 13, 2017. The Challenge Grant shall vest in full on the third anniversary of the date of grant and shall expire on the seventh anniversary of the date of grant.

Pursuant to his employment agreement, Mr. Lurie will be eligible to receive severance benefits if he is subject to an involuntary termination, contingent on him signing and not revoking a general release of all claims against the Company. The employment agreement provides that if prior to, or after 24 months following, the occurrence of a "change in control" (as defined in the employment agreement), Mr. Lurie is subject to an "involuntary termination" (as defined in the employment agreement), he shall be eligible to receive a lump-sum severance payment equal to (i) two times the sum of his base salary in effect at the time of termination plus his average bonus received in the immediately preceding two years plus (ii) an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Lurie and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Lurie and his eligible dependents were participants as of the date of termination. In addition, all stock options, shares of restricted stock, and other equity awards granted by the Company and held by Mr. Lurie at the time of the involuntary termination shall be credited with an additional 12 months of vesting service as of the date of the termination; except that if the termination occurs prior to the third anniversary of the date of the grant of the Challenge Grant, then the number of shares subject to the Challenge Grant which vest shall equal to the product of (i) 1,000,000 shares and (ii) a fraction equal to (A) the number of complete calendar months that have elapsed since November 13, 2017 through the date of the involuntary termination and (B) 36. Acceleration of performance vested restricted stock shall be determined based on the actual achievement of pro-rated performance goals through the date of involuntary termination. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that Mr. Lurie receives from the Company under any applicable federal or state statute.

The employment agreement also provide that if an involuntary termination occurs within 120 days prior to or 24 months following a change in control, Mr. Lurie shall be eligible to receive a lump sum severance payment equal to (i) 2.99 times his base salary in effect at the time, (ii) two times his average bonus received in the immediately preceding two years, plus (iii) an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Lurie and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Lurie and his eligible dependents were participants as of the date of termination. In addition, his outstanding stock options, shares of restricted stock, and other equity awards granted by the Company shall accelerate and be fully vested (other than performance-related restricted stock that is tied to performance after the change of control). The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that Mr. Lurie receives from the Company under any applicable federal or state statute.

In the event of Mr. Lurie's death, Mr. Lurie's estate will receive an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year). In addition, all stock options, shares of restricted stock (other than performance-related restricted stock), and other time-based equity awards granted by the Company and held by Mr. Lurie at the time of his death (other than the Challenge Grant) shall accelerate and be fully vested, and a pro rata portion of the Challenge Grant equal to (i) 1,000,000 shares times (ii) a fraction the numerator of which is the number of complete calendar months that have elapsed between November 13, 2017 and the date Mr. Lurie's employment ends due to death, and the denominator of which is 36 shall accelerate and be fully vested.

If Mr. Lurie's employment terminates due to "permanent disability" (as defined in the employment agreement), Mr. Lurie will be entitled to receive (i) an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if reasonably ascertainable and greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year), prorated based on the number of days of employment completed during that fiscal year, plus (ii) a lump sum amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Lurie and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Lurie and his eligible dependents were participants as of the date of termination. In addition, all stock options, shares of restricted stock (other than performance-related restricted stock) and other time-based equity awards granted by the Company and held by Mr. Lurie (other than the Challenge Grant) shall accelerate and be fully vested as of the date of Mr. Lurie's termination, and (ii) a pro rata portion of the Challenge Grant equal to (i) 1,000,000 shares times (ii) a fraction the numerator of which is the number of complete calendar months that have elapsed between November 13, 2017 and the date Mr. Lurie's employment ends due to disability, and the denominator of which is 36 shall accelerate and be fully vested.

Chief Financial Officer

In connection with Mr. Irving's appointment as our Chief Financial Officer on April 27, 2017, we entered into an employment agreement with him. Pursuant to the terms of his employment with the Company, Mr. Irving will receive an annual base salary of $425,000 and be eligible to receive an annual performance bonus, with a target amount equal to 80% of his annual base salary, based upon the achievement of certain Company and individual objectives as determined by the Compensation Committee or the Board. In addition, the Company granted Mr. Irving equity awards worth $1.9 million in value, based on the Company's stock price on the date of grant. One-third of the grant is stock options, with 25% vesting one year after the date of the grant and 1/48th monthly thereafter, one-third is time-based restricted stock awards, with one-third vesting each year, and one-third is performance shares, with vesting based on the approval by the Board or the Compensation Committee that the Company has met certain performance metrics. Mr. Irving retired from the Company, effective August 9, 2018.

In connection with Mr. Clark's appointment as our Chief Financial Officer on August 9, 2018, we entered into an employment agreement with him. Pursuant to the terms of his employment with the Company, Mr. Clark will receive an annual base salary of $385,000 and be eligible to receive an annual performance bonus, with a target amount equal to 70% of his annual base salary, based upon the achievement of certain Company and individual objectives as determined by the Compensation Committee or the Board. In addition, the Company will grant Mr. Clark restricted stock worth $1.19 million in value, based on the Company's stock price on the date of grant. The restricted stock awards vest in equal annual installments on the anniversary of the date of grant over a three year period. Mr. Clark was also granted an option to purchase 130,549 shares of the Company's Common Stock at an exercise price of $6.41, the closing price of the Company's common stock on the OTC Markets on July 6, 2018, the date of the grant. Such option will vest and become exercisable with respect to 25% of these shares on the one-year anniversary of the vesting commencement date and

1/48th of the remaining shares shall vest on each month thereafter, subject to Mr. Clark's continued service with the Company.

Pursuant to his employment agreement, Mr. Clark will be eligible to receive severance benefits if he is subject to an involuntary termination, contingent on him signing and not revoking a general release of all claims against the Company. The employment agreement provide that if prior to, or after 24 months following, the occurrence of a "change in control" (as defined in the employment agreement), Mr. Clark resigns for good reason (as defined in the employment agreement) or is terminated for a reason other than death, cause (as defined in the employment agreement) or permanent disability (as defined in the employment agreement), he shall be eligible to receive a lump-sum severance payment equal to (i) one and a half times the sum of his base salary in effect at the time of termination plus his average bonus received in the immediately preceding two years plus (ii) an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Clark and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Clark and his eligible dependents were participants as of the date of termination. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that Mr. Clark receives from the Company under any applicable federal or state statute.

The employment agreement also provides that if Mr. Clark resigns for good reason, or is terminated for a reason other than death, cause or permanent disability within 120 days prior to or 24 months following a change in control, Mr. Clark shall be eligible to receive a lump sum severance payment equal to (i) two times his base salary in effect at the time, (ii) two times his average bonus received in the immediately preceding two years, plus (iii) an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Clark and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Clark and his eligible dependents were participants as of the date of termination. In addition, his outstanding stock options, shares of restricted stock, and other equity awards granted by the Company shall accelerate and be fully vested (other than performance-related restricted stock that is tied to performance after the change of control). The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that Mr. Clark receives from the Company under any applicable federal or state statute.

In the event of Mr. Clark's death, Mr. Clark's estate will receive an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year), prorated based on the number of days he was employed by the Company during that fiscal year. In addition, all stock options, shares of restricted stock (other than performance-related restricted stock), and other time-based equity awards granted by the Company and held by Mr. Clark at the time of his death shall accelerate and be fully vested.

If Mr. Clark's employment terminates due to "permanent disability" (as defined in the employment agreement), Mr. Clark will be entitled to receive (i) an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if reasonably ascertainable and greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year), prorated based on the number of days of employment completed during that fiscal year, plus (ii) a lump sum amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Clark and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Clark and his eligible dependents were participants as of the date of termination. In addition, all stock options, shares of restricted stock (other than performance-related restricted stock)

and other time-based equity awards granted by the Company and held by Mr. Clark shall accelerate and be fully vested as of the date of Mr. Clark's termination.

Other Named Executive Officers

We entered into an employment agreement with Mr. Garcia on May 1, 2017, replacing his employment agreement dated January 1, 2015. Effective January 1, 2017, the employment agreements of Messrs. Putnam and Rizer were terminated as were most of the other executives of the Company, and replaced by Tier One Employment Plans, with substantially the same terms as the employment agreements of Messrs. Garcia and Irving. The employment agreement and Tier One Employment Plans are collectively referred to as the "Employment Arrangements". Pursuant to the Employment Arrangements, each NEO will be eligible to receive severance benefits if he is subject to an involuntary termination, contingent on him signing and not revoking a general release of all claims against the Company. The Employment Arrangements provide that if prior to, or after 24 months following, the occurrence of a "change in control" (as defined in the Employment Arrangements), the NEO is subject to an "involuntary termination" (as defined in the employment agreement), he shall be eligible to receive a lump-sum severance payment equal to (i) one and one-half times the sum of his base salary in effect at the time of termination plus his average bonus received in the immediately preceding two years plus (ii) an amount equal to 24 times the monthly amount the Company was paying on behalf of each NEO and his eligible dependents with respect to the Company's group health insurance plans in which the NEO and his eligible dependents were participants as of the date of termination. In addition, all stock options, shares of restricted stock (other than performance related restricted stock), and other time based equity awards granted by the Company and held by the NEO shall accelerate and be fully vested. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that the NEO receives from the Company under any applicable federal or state statute.

The Employment Arrangements also provide that if an involuntary termination occurs within 120 days prior to or 24 months following a change in control, the NEO shall be eligible to receive a lump sum severance payment equal to two times his base salary in effect at the time and his average bonus received in the immediately preceding two years, plus an amount equal to 24 times the monthly amount the Company was paying on behalf of the NEO and his eligible dependents with respect to the Company's group health insurance plans in which the NEO and his eligible dependents were participants as of the date of termination. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that the NEO receives from the Company under any applicable federal or state statute.

In the event of a NEO's death, his estate will receive an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year). In addition, all stock options, shares of restricted stock (other than performance-related restricted stock), and other time-based equity awards granted by the Company and held by the NEO at the time of his death shall accelerate and be fully vested.

If a NEO's employment terminates due to "permanent disability" (as defined in the Employment Arrangements), he will be entitled to receive (i) an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if reasonably ascertainable and greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year), prorated based on the number of days of employment completed during that fiscal year, plus (ii) a lump sum amount equal to 24 times the monthly amount the Company was paying on behalf of the NEO and his eligible dependents with respect to the Company's group health insurance plans in which the NEO and his eligible dependents were participants as of the date of termination. In addition, all stock options, shares of restricted stock (other than performance-related restricted stock), and other time-based equity awards granted by the Company and held by the NEO at the time of his permanent disability shall accelerate and be fully vested.

Estimated Payments and Benefits

The table on next page reflects the potential payments and benefits to which the NEOs would be entitled pursuant to their respective employment agreements. There are no agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits in connection with the termination of their employment other than the employment agreements and executive employment plan. The amounts shown in the table below assume that each termination was effective as of December 31, 2017.

Name	Benefit	Voluntary Resignation/ Termination for Cause($)	Involuntary Termination Prior to, or More Than 24 Months after, a Change in Control($)		Termination Due to Death or Disability($)		Involuntary Termination Within 24 Months After a Change in Control($)
Glenn Lurie	Severance (1)	$—	$3,300,000	(10)	$900,000		$4,042,500

	Option Acceleration (2)	—	—		—		—

	Restricted Stock Acceleration (3)	—	537,973		1613,920		1,613,920

	Accrued Vacation (6)	48,077	48,077		48,077		48,077

	Benefit Continuation (7)	—	30,550		30,550	(8)	30,550

	Total Value	$48,077	$3,916,600		$2,592,547		$5,735,047

Stephen G. Waldis	Severance (1)	$—	$1,998,155		$687,500		$2,616,905

	Option Acceleration (2)	—	—		—

	Restricted Stock Acceleration (3)	—	—		1,243,116		1,243,116

	Accrued Vacation (6)	48,077	48,077		48,077		48,077

	Benefit Continuation (7)	—	30,550		30,550	(8)	30,550

	Total Value	$48,077	$2,076,782		$2,009,243		$3,938,648

Lawrence Irving	Severance (1)	$—	$1,147,500		$340,000		$1,221,159

	Option Acceleration (2)	—	—		—

	Restricted Stock Acceleration (3)	—	—		718,365		718,365

	Retention Plan Equity Acceleration		292,338	(4)	292,338	(4)	292,338

	Retention Plan Non-Equity		425,000	(5)	425,000	(5)	425,000

	Accrued Vacation (6)	32,692	32,692		32,692		32,692

	Benefit Continuation (7)	—	19,847		19,487	(8)	19,487

	Total Value	$32,692	$1,917,377		$1,828,242		$2,709,401

Robert Garcia	Severance (1)	$—	$1,068,750		$380,000		$1,425,000

	Option Acceleration (2)	—	—		—

	Restricted Stock Acceleration (3)	—	—		1,107,228		1,107,228

	Retention Plan Equity Acceleration		353,130	(4)	353,130	(4)	353,130

	Retention Plan Non-Equity		475,000	(5)	475,000	(5)	475,000

	Accrued Vacation (6)	36,538	36,538		36,538		36,538

	Benefit Continuation (7)	—	27,875		27,875	(8)	27,875

	Total Value	$36,538	$1,961,293		$2,379,771		$3,424,771

Christopher Putnam	Severance (1)	$—	$816,000		$408,000		$1,088,000

	Option Acceleration (2)	—	—		—

	Restricted Stock Acceleration (3)	—	—		625,379		625,379

	Retention Plan Equity Acceleration		253,449	(4)	253,449	(4)	253,449

	Retention Plan Non-Equity		340,000	(5)	340,000	(5)	340,000

	Accrued Vacation (6)	26,154	26,154		26,154		26,154

	Benefit Continuation (7)	—	13,941		27,882	(6)	27,882

	Total Value	$26,154	$1,449,544		$1,680,864		$2,360,864

Daniel Rizer	Severance (1)	$—	$911,484		$336,000		$1,215,312

	Option Acceleration (2)	—	—		—

	Restricted Stock Acceleration (3)	—	—		658,547		658,547

	Retention Plan Equity Acceleration		312,900	(4)	312,900	(4)	312,900

	Retention Plan Non-Equity		420,000	(5)	420,000	(5)	420,000

	Accrued Vacation (6)	32,308	32,308		32,308		32,308

	Benefit Continuation (7)	—	15,275		30,550	(8)	30,550

	Total Value	$32,308	$1,691,967		$1,790,305		$2,669,617

(1)
For purposes of valuing cash severance payments in the table above, we used each executive officer's base salary as of December 31, 2017. For purposes of calculating cash severance payments in the table above in the event of an involuntary termination (whether prior to, within 24 months following, or more than 24 months following, a change in control), we used each NEO's average annual bonuses for 2016 and 2017 and, for purposes of calculating cash severance payments in the table above in the event of a termination due to permanent disability, we used the NEO's target bonus as of December 31, 2017.

(2)
The value of option acceleration shown in the table above was calculated based on the assumption that the triggering event occurred on December 31, 2017. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each option by the excess of the closing price of our Common Stock on December 29, 2017, the last trading day of the year, over the exercise price of the option.

(3)
The value of restricted stock acceleration shown in the table above was calculated based on the assumption that the triggering event occurred on December 31, 2017. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each restricted stock grant by the closing price of our Common Stock on December 29, 2017, the last trading day of the year.

(4)
Amount shown reflects the total price of the Target number of shares earned based on the assumption that the triggering event occurred on December 31, 2017. The value of the vesting acceleration was calculated by multiplying the Target shares by the closing price of our Common Stock on December 29, 2017, the last trading day of the year. Participants in the Retention Bonus Plan may earn higher amounts of shares if the closing price of the volume-weighted average of the Company's Common Stock exceeds a certain price for 20 consecutive trading days at any point prior to July 26, 2019. In the event of an Involuntary Termination other than for death or disability, the performance multiplier will be the greater of the Target multiplier or the highest Common Stock closing price level attained over 20 consecutive trading days. In the event of an Involuntary Termination for death or disability, the Company may elect to waive the Company's volume-weighted average Common Stock closing price for 20 consecutive trading days. The below table represents the price level and performance multiplier for each participant in the Retention Bonus Plan.

Participant	Target Shares	$30 Stock Price (125%) Shares	$35 Stock Price (150%) Shares
Lawrence Irving	32,700	40,875	49,050
Robert Garcia	39,500	49,375	59,250
Christopher Putnam	28,350	35,438	42,525
Daniel Rizer	35,000	43,750	52,500
(5)
Amount shown reflects the Target cash under the Retention Bonus Plan that would have been the amount granted had the triggering event occurred on December 31, 2017. Participants in the Retention Bonus Plan may earn higher amounts of cash if the closing price of the volume-weighted average of the Company's Common Stock exceeds a certain price for 20 consecutive trading days at any point prior to July 26, 2019. In the event of an Involuntary Termination other than for death or disability, the performance multiplier will be the greater of the Target multiplier or the highest Common Stock closing price level attained over 20 consecutive trading days. In the event of an Involuntary Termination for death or disability, the Company may elect to waive the Company's volume-weighted average Common Stock closing price for 20 consecutive trading days. The below table represents the price level and performance multiplier for each participant in the Retention Bonus Plan.

Participant	Target Cash	$30 Stock Price (125%) Cash	$35 Stock Price (150%) Cash
Lawrence Irving	425,000	531,250	637,500
Robert Garcia	475,000	593,750	712,500
Christopher Putnam	340,000	425,000	510,000
Daniel Rizer	420,000	525,000	630,000
(6)
Based on each NEO's base salary in effect and twenty (20) accrued but unused vacation days.

(7)
Amounts reflect two times the current cost to us of the individual's health and welfare benefits per year.

(8)
Only payable in the event of a termination due to permanent disability.

(9)
Amounts reflect 1.0 the current costs to us of the individual's health and welfare benefits per year for Involuntary Termination without change in control; 2.0 the current costs to us of the individual's health and welfare benefits per year for Disability or Termination due to change in control.

(10)
Receives 12 months of accelerated vesting for options and awards resulting from involuntary termination without change in control.

Pay Ratio Disclosure

As required by the Dodd-Frank Act and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Glenn Lurie our Chief Executive Officer:

For our fiscal year ended December 31, 2017:

•
The median of the annual total compensation of all employees (other than our CEO) was $74,216; and

•
The annual total compensation of our CEO, as reported in the 2017 Summary Compensation Table included elsewhere in this Proxy Statement, was $10,875,461.

Based on this information the ratio of the annual total compensation of Mr. Lurie to the median of the annual total compensation of our employees was 146 to 1%.

The above ratio is appropriately viewed as an estimate. To identify the median of the annual compensation of our employees, we reviewed the current base salary and the bonus and long term incentive compensation targets of our U.S. and non-U.S. employees as of December 31, 2017. Out of our approximately 1,460 employees, approximately 580 of our employees are located in India. Once we identified our "median employee," using the methodology described above, we determined that employee's annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for purposes of calculating the required pay ratio. As Mr. Lurie was hired on November 11, 2017, his total compensation utilized for this comparison reflect a one-time inducement grant that was necessary to recruit him to the Company.

Equity Compensation Plan Information

The following table provides information as of December 31, 2017 regarding shares of common stock that may be issued under the Company's equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b) (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,443,329	(2)	$28.63	2,158,982	(3)

Equity compensation plans not approved by security holders (2)	1,507,101	(4)(5)	$10.04	1,500,000	(6)

Totals	3,950,328		$21.54	3,658,982

(1)
The weighted average exercise price does not take into account the shares subject to outstanding RSUs, which have no exercise price.

(2)
In addition, as of December 31, 2017, there were 3,168,729 shares of unvested restricted common stock, which are subject to the risk of forfeiture if the underlying time-based or performance-based vesting conditions are not satisfied.

(3)
Includes 2,013,859 shares available for issuance under the 2015 Equity Incentive Plan, which includes shares that were assumed from the Intralinks Holdings, Inc. 2010 Equity Incentive Plan in connection with the consummation of the Intralinks Transaction and 145,123 shares available for issuance under the Company's Employee Stock Purchase Plan.

(4)
Consists of outstanding inducement awards granted to our CEO in November 2017.

(5)
In addition, as of December 31, 2017 there were 361,056 shares of unvested restricted common stock, which are subject to the risk of forfeiture if the underlying time-based or performance-based vesting conditions are not satisfied.

(6)
Consists of shares available for issuance under the 2017 New Hire Executive Incentive Plan.

Report of the Audit Committee(1)

The Audit Committee of the Board consists of the three non-employee directors named below. The Board annually reviews the Nasdaq listing standards' definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that each of Donnie M. Moore and Thomas Hopkins is an audit committee financial expert as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the Audit Committee is to assist the Board in its general oversight of the Company's accounting and financial reporting processes and audits of the Company's financial statements. The Audit Committee is responsible for selecting and engaging the Company's independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee's function is more fully described in its charter, which the Board has adopted and which the Audit Committee reviews on an annual basis.

The Company's management is responsible for preparing the Company's financial statements and the Company's financial reporting process. Ernst & Young LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed with the Company's management the audited financial statements of the Company included in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2017 (the "10-K/A").

The Audit Committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K/A. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented, entitled "Communications with Audit Committees." Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence). The Audit Committee also discussed with Ernst & Young LLP its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the 10-K/A for filing with the United States Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

Donnie M. Moore, Chair
William J. Cadogan
Thomas J. Hopkins

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock and Series A Convertible Participating Perpetual Preferred Stock (the "Series A Preferred Stock") as of August 27, 2018 by:

•
each person, or group of affiliated persons, who is known to us to own beneficially more than five present (5%) of our Common Stock or Series A Preferred Stock;

•
each of our named executive officers;

•
each of our current directors and directors that served during 2017; and

•
all of our current directors and executive officers as a group.

The table below is based upon information supplied by executive officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through August 27, 2018.

As of August 27, 2018, 42,660,067 shares of our Common Stock and 195,181 shares of our Series A Preferred Stock, respectively, were outstanding. As of August 27, 2018, each share of Series A Preferred Stock was convertible into 55.5556 shares of Common Stock, provided, however, if the holder thereof elects to effect a conversion of some or all of their shares of Series A Preferred Stock and the sum, without duplication, of (i) the aggregate number of shares of Common Stock issued to such holder upon such conversion and any shares of Common Stock previously issued to such holders upon conversion of Series A Preferred Stock and then held by such holders, plus (ii) the number of shares of Common Stock underlying shares of Series A Preferred Stock that would be held at such time by such holders (after giving effect to such conversion), would exceed the 19.99% of the issued and outstanding shares of our Common Stock (the "Conversion Cap"), then such holders would only be entitled to convert such number of shares as would result in the sum of clauses (i) and (ii) (after giving effect to such conversion) being equal to the Conversion Cap (after giving effect to any such limitation on conversion). The holders of shares of the Series A Preferred Stock shall be entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock) on all matters submitted to a vote or to the consent of the stockholders of the Company (including the election of directors) as one class, subject to the Voting Limitation.

The amounts and percentages of our Common Stock and Series A Preferred Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information does not necessarily indicate beneficial ownership for any other purposes. Under the SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise set forth below, the street address of the beneficial owner is c/o Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, NJ 08807.

	Common Stock Beneficially Owned			Series A Preferred Stock Beneficially Owned
Name	Shares		%	Shares	%

5% Stockholders

Silver Private Holdings I, LLC(1) 601 Lexington Avenue, 59th Floor New York, NY 10022	10,658,351	(2)	19.9%	195,181	100.0%

The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	3,687,733		8.6%	—	—

Elk Creek Partners, LLC(4) 44 Cook St., Suite 705 Denver, CO 80206	2,487,832		5.8%	0	0.0%

Directors, Current Executive Officers and Named Executive Officers

Glenn Lurie(5)	328,834		*	—	—

Stephen G. Waldis(6)	930,687		2.2%	—	—

Lawrence Irving(7)	182,219		*	—	—

David Clark(8)	187,207		*

Robert E. Garcia(9)	355,504		*	—	—

Christopher Putnam	57,627		*	—	—

Daniel Rizer	43,309		*	—	—

Ronald Hovsepian	13,171		*	—	—

Karen Rosenberger	14,233		*	—	—

John Frederick	—		—	—	—

James M. McCormick(10)	3,121,268		7.3%	—	—

William J. Cadogan(11)	500,755		1.2%	—	—

Thomas J. Hopkins(12)	89,006		*	—	—

Donnie M. Moore(13)	94,405		*	—	—

Kristin S. Rinne(14)	—

Frank Baker(15)	10,658,351	(2)	19.99%	—	—

Peter Berger(16)	10,658,351	(2)	19.99%	—	—

Robert Aquilina(17)	—		—	—	—

All current executive officers and directors as a group (20 persons)(18)	17,046,009		34.9%	195,181	100%

*
Less than 1%

(1)
Silver Private Holdings I, LLC ("Silver Holdings") is controlled by its sole member, Silver Private Investments, LLC ("Silver Parent"). Silver Parent is controlled by its members, Siris Partners III, L.P. ("Siris Fund III") and Siris Partners III Parallel, L.P. ("Siris Fund III Parallel"). Each of Siris Fund III and Siris Fund III Parallel is controlled by its general partner, Siris Partners GP III, L.P. ("Siris Fund III GP"). Siris Fund III GP is

  controlled by its general partner, Siris GP HoldCo III, LLC ("Siris Fund III GP HoldCo"). Siris Capital Group III, L.P. ("Siris Fund III Advisor") serves as investment manager to Siris Fund III and Siris Fund III Parallel pursuant to investment management agreements with each of them. Siris Capital Group, LLC ("Siris Capital Group") shares investment management authority in respect of Siris Fund III and Siris Fund III Parallel pursuant to an agreement between Siris Fund III Advisor and Siris Capital Group. Siris Fund III Advisor is controlled by its general partner, Siris Advisor HoldCo III, LLC ("Siris Fund III Advisor HoldCo"). Siris Capital Group is controlled by its managing member, Siris Advisor HoldCo, LLC ("Siris Advisor HoldCo"). Each of Siris Fund III GP HoldCo, Siris Fund III Advisor HoldCo and Siris Advisor HoldCo is controlled by Frank Baker, Peter Berger and Jeffrey Hendren. Based on a Schedule 13D/A filed with the SEC on February 20, 2018.

(2)
Consists of shares of our Common Stock issuable upon conversion of the Series A Preferred Stock held by Silver Holdings, subject to the Conversion Cap.

(3)
Based on a Schedule 13G/A filed with the SEC on February 9, 2018.

(4)
Based on a Schedule 13G/A filed with the SEC on February 13, 2018.

(5)
Includes 328,834 shares of restricted common stock subject to the Company's lapsing right of repurchase. Excludes 1,619,453 shares subject to options not exercisable within 60 days of August 27, 2018.

(6)
Includes 55,592 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 541,161 shares subject to options exercisable within 60 days of August 27, 2018. Excludes 150,005 shares subject to options not exercisable within 60 days of August 27, 2018.

(7)
Includes 120,625 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 52,561 shares subject to options exercisable within 60 days of August 27, 2018.

(8)
Includes 187,207 shares of restricted common stock subject to the Company's lapsing right of repurchase.

(9)
Includes 145,831 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 186,378 shares subject to options exercisable within 60 days of August 27, 2018. Excludes 142,524 shares subject to options not exercisable within 60 days of August 27, 2018.

(10)
Includes 43,104 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 37,281 shares subject to options exercisable within 60 days of August 27, 2018. Excludes 25,186 shares subject to options not exercisable within 60 days of August 27, 2018.

(11)
Includes 43,104 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 37,281 shares subject to options exercisable within 60 days of August 27, 2018. Excludes 25,186 shares subject to options not exercisable within 60 days of August 27, 2018.

(12)
Includes 43,104 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes37,281 shares subject to options exercisable within 60 days of August 27, 2018. Excludes 25,186 shares subject to options not exercisable within 60 days of August 27, 2018.

(13)
Includes 57,124 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 37,281 shares subject to options exercisable within 60 days of August 27, 2018. Excludes 25,186 shares subject to options not exercisable within 60 days of August 27, 2018.

(14)
Excludes 30,000 shares of restricted common stock subject to options not exercisable within 60 days of August 27, 2018.

(15)
Includes securities beneficially owned by Silver Holdings as set forth in footnote 1 above, for which Mr. Baker may be deemed to share voting and investment power. Mr. Baker disclaims beneficial ownership of the securities held by Silver Holdings except to the extent of his pecuniary interest therein, if any.

(16)
Includes securities beneficially owned by Silver Holdings as set forth in footnote 1 above, for which Mr. Berger may be deemed to share voting and investment power. Mr. Berger disclaims beneficial ownership of the securities held by Silver Holdings except to the extent of his pecuniary interest therein, if any.

(17)
Excludes 30,000 shares subject to options not exercisable within 60 days of August 27, 2018.

(18)
Includes 1,207,869 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 1,086,806 shares subject to options exercisable within 60 days of August 27, 2018. Excludes 2,453,630 shares subject to options not exercisable within 60 days of August 27, 2018.

Certain Related Party Transactions

Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our Board or a committee composed of members of our Board. Our Audit Committee has the principal responsibility for reviewing related person transactions pursuant to written policies and procedures adopted by our Board, subject to specified exceptions and other than those that involve compensation. In conformance with regulations of the SEC, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our Company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of, or person sharing the household with, any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. In accordance with our policies and procedures, related person transactions shall be consummated or shall continue only if approved or ratified by our Audit Committee or the disinterested members of our Board and only if the terms of the transaction are determined to be in, or not to be inconsistent with, the best interests of our Company and our stockholders. The approval of our Compensation Committee is required to approve any transaction that involves compensation to our directors and executive officers. This approval process does not apply to any transaction that is available to all of our employees generally.

Siris Capital Group

In accordance with the terms of that certain Securities Purchase Agreement, dated as of October 17, 2017 (the "PIPE Purchase Agreement"), between Synchronoss and Silver Private Holdings I, LLC, an affiliate of Siris ("Silver"), on February 15, 2018, Synchronoss issued to Silver 185,000 shares of Synchronoss' Series A Convertible Participating Perpetual Preferred Stock (the "Series A Preferred Stock"), par value $0.0001 per share, with an initial liquidation preference of $1,000 per share, in exchange for $97.7 million in cash and the transfer from Silver to Synchronoss of the Existing Siris Shares (the "Preferred Transaction"). In connection with the issuance of the Series A Preferred Stock, Synchronoss (i) filed a Certificate of Designation with the State of Delaware setting forth the rights, preferences, privileges, qualifications, restrictions and limitations on the Series A Preferred Stock (the "Series A Certificate") and (ii) entered into an Investor Rights Agreement with Silver setting forth certain registration, governance and preemptive rights of Silver with respect to Synchronoss (the "Investor Rights Agreement").

Pursuant to the PIPE Purchase Agreement, at the closing, Synchronoss paid to Siris $5 million as a reimbursement of Silver's reasonable costs and expenses incurred in connection with the Preferred Transaction.

  Certificate of Designation of the Series A Preferred Stock

The rights, preferences, privileges, qualifications, restrictions and limitations of the shares of Series A Preferred Stock are set forth in the Series A Certificate. Under the Series A Certificate, the holders of the Series A Preferred Stock are entitled to receive, on each share of Series A Preferred Stock on a quarterly basis, an amount equal to the dividend rate of 14.5% divided by four and multiplied by the then-applicable Liquidation Preference (as defined in the Series A Certificate) per share of Series A Preferred Stock (collectively, the "Preferred Dividends"). The Preferred Dividends are due on January 1, April 1, July 1 and October 1 of each year (each, a "Series A Dividend Payment Date"). Synchronoss may choose to pay the Preferred Dividends in cash or in additional shares of Series A Preferred Stock. In the event Synchronoss does not declare and pay a dividend in-kind or in cash on any Series A Dividend Payment Date, the unpaid amount of the Preferred Dividend will be added to the Liquidation Preference. In addition, the Series A Preferred Stock participates in dividends declared and paid on shares of Common Stock.

Each share of Series A Preferred Stock is convertible, at the option of the holder, into the number of shares of Common Stock equal to the "Conversion Price" (as that term is defined in the Series A Certificate) multiplied by the then applicable "Conversion Rate" (as that term is defined in the Series A Certificate). Each share of Series A Preferred Stock is initially convertible into 55.5556 shares of Common Stock, representing an initial "conversion price" of approximately $18.00 per share of Common Stock. The Conversion Rate is subject to equitable proportionate adjustment in the event of stock splits, recapitalizations and other events set forth in the Series A Certificate.

On and after the fifth anniversary of February 15, 2018, holders of shares of Series A Preferred Stock have the right to cause Synchronoss to redeem each share of Series A Preferred Stock for cash in an amount equal to the sum of the current liquidation preference and any accrued dividends. Each share of Series A Preferred Stock is also redeemable at the option of the holder upon the occurrence of a "Fundamental Change" (as that term is defined in the Series A Certificate) at a specified premium. In addition, the Company is also permitted to redeem all outstanding shares of the Series A Preferred Stock (i) at any time within the first 30 months of the date of issuance for the sum of the then-applicable Liquidation Preference, accrued but unpaid dividends and a make whole amount and (ii) at any time following the 30-month anniversary of the date of issuance for the sum of the then-applicable Liquidation Preference and the accrued but unpaid dividends.

The holders of a majority of the Series A Preferred Stock, voting separately as a class, are entitled at each annual meeting of the stockholders of the Company or at any special meeting called for the purpose of electing directors (or by written consent signed by the holders of a majority of the then-outstanding shares of Series A Preferred Stock in lieu of such a meeting): (i) to nominate and elect two members of the Board of Directors of Synchronoss for so long as the Preferred Percentage (as defined in the Series A Certificate) is equal to or greater than 10%; and (ii) to nominate and elect one member of the Board of Directors of Synchronoss for so long as the Preferred Percentage is equal to or greater than 5% but less than 10%.

For so long as the holders of shares of Series A Preferred Stock have the right to nominate at least one director, Synchronoss shall be required to obtain the prior approval of Silver prior to taking certain actions, including: (i) certain dividends, repayments and redemptions; (ii) any amendment to Synchronoss' certificate of incorporation that adversely effects the rights, preferences, privileges or voting powers of the Series A Preferred Stock; (iii) issuances of stock ranking senior or equivalent to shares of Series A Preferred Stock (including additional shares of Series A Preferred Stock) in the priority of payment of dividends or in the distribution of assets upon any liquidation, dissolution or winding up of Synchronoss; (iv) changes in the size of the Board of Directors of Synchronoss; (v) any amendment, alteration, modification or repeal of the charter of the Nominating and Corporate Governance Committee of the Board of Directors and related documents; and (vi) any change in the principal business of Synchronoss or the entry into any line of business outside of its existing lines of businesses. In addition, in the event that Synchronoss is in EBITDA Non-Compliance (as defined in the Series A Certificate) or the undertaking of certain actions would result in Synchronoss exceeding a specified pro forma leverage ratio, then the prior approval of Silver would be required to incur indebtedness (or alter any debt document) in excess of $10 million, enter or consummate any transaction where the fair market value exceeds $5 million individually or $10 million in the aggregate in a fiscal year or authorize or commit to capital expenditures in excess of $25 million in a fiscal year.

Each holder of Series A Preferred Stock has one vote per share on any matter on which holders of Series A Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent. The holders of Series A Preferred Stock are permitted to take any action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or electronic transmission of the holders of the Series A Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders. In addition to any vote (or action taken by written consent) of the holders of the shares of Series A Preferred Stock as a separate class provided for in the Series A Certificate or by the General Corporation Law of the State of Delaware, the holders of shares of the Series A Preferred Stock are entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote on an as-converted basis with the holders of Common Stock) on all matters submitted to a vote or to the consent of the stockholders of the Company (including the election of directors) as one class.

Under the Series A Certificate, if Silver and certain of its affiliates have elected to effect a conversion of some or all of their shares of Series A Preferred Stock and if the sum, without duplication, of (i) the aggregate number of shares of Common Stock issued to such holders upon such conversion and any shares of Common Stock previously issued to such holders upon conversion of Series A Preferred Stock and then held by such holders, plus (ii) the number of shares of Common Stock underlying shares of Series A Preferred Stock that would be held at such time by such holders (after giving effect to such conversion), would exceed the 19.9% of the issued and outstanding shares of Synchronoss' voting stock on an as converted basis (the "Conversion Cap"), then such holders would only be entitled to convert such number of shares as would result in the sum of clauses (i) and (ii) (after giving effect to such conversion) being equal to the Conversion Cap (after giving effect to any such limitation on conversion). Any shares of Series A Preferred Stock which a holder has elected to convert but which, by reason of the previous sentence, are not so converted, will be treated as if the holder had not made such election to convert and such shares of Series A Preferred Stock will remain outstanding. Also, under the Series A Certificate, if the sum, without duplication, of (i) the aggregate voting power of the shares previously issued to Silver and certain of its affiliates held by such holders at the record date, plus (ii) the aggregate voting power of the shares of Series A Preferred Stock held by such holders as of such record date, would exceed 19.99% of the total voting power of Synchronoss' outstanding voting stock at such record date, then, with respect to such shares, Silver and certain of its affiliates are only entitled to cast a number of votes equal to 19.99% of such total voting power. The limitation on conversion and voting ceases to apply upon receipt of the requisite approval of holders of Common Stock under the applicable listing standards.

  Investor Rights Agreement

Concurrently with the closing of the Preferred Transaction, Synchronoss and Silver entered into the Investor Rights Agreement. Under the terms of the Investor Rights Agreement, Silver and Synchronoss have agreed that the Board of Directors of Synchronoss will consist of ten members. So long as the holders of Series A Preferred have the right to nominate a member to the Board of Directors pursuant to the Series A Certificate, the full Board of Directors of Synchronoss will be constituted as follows: (i) two Series A Preferred Directors (as defined in the Investor Rights Agreement); (ii) four directors who meet the independence criteria set forth in the applicable listing standards (each of whom will be initially agreed upon by Synchronoss and Silver); and (iii) four other directors, two of whom shall satisfy the independence criteria of the applicable listing standards and, as of the closing of the Preferred Transaction, one of whom shall be the individual then serving as chief executive officer of Synchronoss and one of whom shall be the current chairman of the Board of Directors of Synchronoss as of the date of execution of the Investors Rights Agreement. So long as the holders of Series A Preferred have the right to nominate at least one director to the Board of Directors of Synchronoss pursuant to the Series A Certificate, Silver will have the right to designate two members of the Nominating and Corporate Governance Committee of the Board of Directors.

Pursuant to the terms of the Investor Rights Agreement, neither Silver nor its affiliates may transfer any shares of Series A Preferred Stock subject to certain exceptions (including transfers to affiliates that agree to be bound by the terms of the Investor Rights Agreement).

For so long as Silver has the right to appoint a director to the Board of Directors of Synchronoss, without the prior approval by a majority of directors voting who are not appointed by the holders of shares of Series A Preferred Stock, neither Silver nor its affiliates will directly or indirectly purchase or acquire any debt or equity securities of Synchronoss (including equity-linked derivative securities) if such purchase or acquisition would result in Silver's Standstill Percentage (as defined in the Investors Rights Agreement) being in excess of 30%. However, the foregoing standstill restrictions would not prohibit the receipt of shares of Series A Preferred issued as Preferred Dividends pursuant to the Series A Certificate, shares of Common Stock received upon conversion of shares of Series A Preferred Stock or receipt of any shares of Series A Preferred Stock, Common Stock or other securities of the Company otherwise paid as dividends or as an increase of the Liquidation Preference (as defined in the Series A Certificate) or distributions thereon. Silver will also have preemptive rights with respect to issuances of securities of Synchronoss in order to maintain its ownership percentage.

Under the terms of the Investor Rights Agreement, Silver is entitled to (i) three demand registrations, with no more than two demand registrations in any single calendar year and provided that each demand registration must include at least 10% of the shares of Common Stock held by Silver, including shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and (ii) unlimited piggyback registration rights with respect to primary issuances and all other issuances.

The issuance and sale of the Series A Preferred Stock to Silver pursuant to the PIPE Purchase Agreement was exempt from registration under the Securities Act, pursuant to Section 4(a)(2) of the Securities Act. In the PIPE Purchase Agreement, Silver represented to Synchronoss that it is an "accredited investor" as defined in Rule 501 of the Securities Act and that the shares of Series A Preferred Stock are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing the shares of Series A Preferred Stock or any Common Stock issued upon conversion thereof.

Meeker Sharkey

During 2017, we engaged Meeker Sharkey as our insurance broker for our officers and directors, commercial liability and health benefits insurance. Thomas Sharkey, Jr., a principal of Meeker Sharkey, is the brother in law of James M. McCormick, a member of our Board. During 2017, we paid Meeker Sharkey $136,568. In addition to any value received by Mr. Sharkey, Jr. by virtue of his minority ownership interest in Meeker Sharkey, he received a commission from Meeker Sharkey in connection with our insurance policies. Our Audit Committee approved our engagement of Meeker Sharkey as our insurance broker as a related party transaction.

Other than as described above, there were no other transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, current executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements, which are described where required under "Executive Compensation" and "Director Compensation" above.

Sequential Technology International, LLC.

Under various agreements between our Company and Sequential Technology International, LLC ("Sequential"), which agreements were signed at the same time as our Company divested its activation exception handling business to Sequential, in 2017, Sequential paid our Company approximately $27 million for various services, including but not limited to billing, IT, human resource, financial planning, facilities support and access rights to our Order Manager and platform services and support.

Section 16(a) Beneficial Ownership Reporting Compliance

We believe that, during the fiscal year ended December 31, 2017, all of our directors, executive officers subject to Section 16 of the Exchange Act and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, NEOs and certain of our greater than 10% stockholders.

Other Matters

Our Board does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals that are timely and comply with the provisions of our amended and restated bylaws (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board currently consists of nine directors divided into three classes with staggered three-year terms, except for the two Series A Directors whom are elected annually. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Each of the directors who are nominated for election to our Board this year, his age as of August 27, 2018, each of their positions and office held with us and certain biographical information are set forth below. Each of the directors to be elected will hold office until the 2021 Annual Meeting of Stockholders and until his successor is elected, or until his death, resignation or removal. Each nominee listed below is currently a director of our Company who was previously elected by the stockholders. It is our policy to encourage nominees for director to attend the Annual Meeting. All of our directors who were directors as of the date of our 2017 Annual Meeting of Stockholders attended the meeting.

Our directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the nominee receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. An instruction to "Withhold" authority to vote for a nominee will result in the nominee receiving fewer votes, but will not count as a vote against the nominee. Abstentions and "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the outcome of the election of a candidate for director. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If a nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board, if any. Each nominee for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

BOARD OF DIRECTOR COMPOSITION

The following table includes the name, age, position, class and term expiration year for each of our directors and is current as of the date of this Proxy Statement. Information about the number of shares of common stock beneficially owned by each director, whether held directly or indirectly, as of August 27, 2018, appears below under the heading "Equity Security Ownership of Certain Beneficial Owners and Management."

Name	Age	Position	Class	Term Expiration Year
Stephen G. Waldis	51	Executive Chairman of the Board	Class III	2018

Glenn Lurie	52	Director, Chief Executive Officer and President	Class I	2018

William J. Cadogan	69	Director	Class III	2018

Thomas J. Hopkins	61	Director	Class II	2020

James M. McCormick	58	Director	Class I	2019

Donnie M. Moore	69	Director	Class I	2019

Robert Aquilina	67	Director	Class I	2019

Kristin S. Rinne	64	Director	Class II	2020

Frank Baker	45	Director	Series A	2018	*

Peter Berger	67	Director	Series A	2018	*

*
The Company expects that at or prior to the Annual Meeting the holders of the Series A Preferred Stock will act by written consent to reelect Messrs. Baker and Berger as the Series A Directors

The following table sets forth the composition of the various committees of the Board:

Name	Audit Committee		Compensation Committee	Nominating/Corporate Governance Committee	Business Development Committee
Stephen G. Waldis					M

Glenn Lurie					M

William J. Cadogan	M		C	C	M

Thomas J. Hopkins	M	*	M	M	C

James M. McCormick			M

Donnie M. Moore	C	*

Robert Aqulina

Kristin S. Rinne

Frank Baker				M	C

Peter Berger	O		M	M

C    Chair            M    Member            O    Observer

*
Audit Committee Financial Expert

DIRECTOR QUALIFICATIONS

The following paragraphs provide information as of the date of this Proxy Statement about each member of our Board, including the nominees. In addition to the information presented below regarding each director's experience and qualifications that lead our Board to the conclusion that he or she should serve as a director of our Company in light of our business and structure, we also believe that all of our directors have a reputation for integrity and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to our Company and our Board.

DIRECTOR NOMINEES

The Board of Directors recommends that stockholders vote "FOR" the nominees listed below:

Director Since: 2005 Age: 69 Synchronoss Committees: • Audit • Business Development • Compensation (Chair) • Nominating/Corporate Governance (Chair)

William J. Cadogan

William J. Cadogan served as a Senior Managing Director with Vesbridge Partners, LLC, formerly St. Paul Venture Capital, a venture capital firm from 2001 until 2006. Mr. Cadogan served as Chief Executive Officer and Chairman of the board of directors of Mahi Networks, Inc., a leading supplier of multi-service optical transport and switching solutions, from November 2004 until its merger with Meriton Networks in October 2005. Prior to joining St. Paul Venture Capital in 2001, Mr. Cadogan was Chairman and Chief Executive Officer of ADC, Inc., a leading global supplier of telecommunications infrastructure products and services. Mr. Cadogan received a Bachelor of Arts degree in electrical engineering from Northeastern University and a master in business administration degree from the Wharton School at the University of Pennsylvania. Our Board believes Mr. Cadogan's qualifications to sit on our Board include his experience as a CEO leading complex global organizations, combined with his operational and corporate governance expertise.

Founder and Former Chief Executive Officer Executive Chairman of the Board Director Since: 2001 Age: 51 Synchronoss Committee: • Business Development

Stephen G. Waldis

Stephen G. Waldis has served as our Executive Chairman since January 2017, having served as Chairman of the Board of Directors since 2001 Chief Executive Officer from 2000 until January 2017 and as a director since founding Synchronoss in 2000. From 2000 until 2011, Mr. Waldis also served as President. From 1994 to 2000, Mr. Waldis served as Chief Operating Officer at Vertek Corporation, a privately held professional services company serving the telecommunications industry. From 1992 to 1994, Mr. Waldis served as Vice President of Sales and Marketing of Logical Design Solutions, a provider of telecom and interactive solutions. From 1989 to 1992, Mr. Waldis worked in various technical and product management roles at AT&T. Mr. Waldis received a Bachelor of Arts degree in corporate communications from Seton Hall University. Our Board believes Mr. Waldis' qualifications to sit on our Board include his extensive experience in the software and services industry, and serving as our Chief Executive Officer and one of our founders.

Chief Executive Officer and President Director Since: 2017 Age: 52 Synchronoss Committees: • Business Development

Glenn Lurie

Glenn Lurie joined Synchronoss as Chief Executive and President in November 2017. Prior to joining Synchronoss, Mr. Lurie held several senior positions at AT&T Inc., most recently as President and Chief Executive Officer of AT&T's Mobility and Consumer Operations, until his retirement from AT&T in September 2017. Mr. Lurie led the team responsible for negotiating its exclusive U.S. agreement with Apple Inc. to launch the first iPhone in 2007. Mr. Lurie is a member of the Board of AvisBudget Inc. and serves on the Delphi Technology Advisory Council. He previously served as chairman of the board for the Consumer Technology Industry Association in 2016. Mr. Lurie holds a Bachelor of Arts in Business/Marketing from Seattle Pacific University.

Continuing Directors — Term Ending in 2019

Founder Director Since: 2000 Age: 58 Synchronoss Committees: • Compensation

James M. McCormick

James M. McCormick is a founder of Synchronoss, has been a member of our Board since our inception in 2000 and served as our Treasurer from September 2000 until December 2001. Mr. McCormick is founder and Chief Executive Officer of Vertek Corporation. Prior to founding Vertek in 1988, Mr. McCormick was a member of the Technical Staff at AT&T Bell Laboratories. Mr. McCormick received a Bachelor of Science degree in computer science from the University of Vermont and a master of science degree in computer science from the University of California — Berkeley. Our Board believes Mr. McCormick's qualifications to sit on our Board include his over 25 years in the consulting, telecommunications and services business, as well as being one of our founders.

Director Since: 2007 Age: 69 Synchronoss Committees: • Audit (Chair)

Donnie M. Moore

Donnie M. Moore was Senior Vice President, Finance and Administration and Chief Financial Officer for Cognos Incorporated, a publicly-held company providing business intelligence and performance management solutions, from 1989 until his retirement in 2001. From 1986 to 1989, Mr. Moore was Vice President, Finance and Chief Financial Officer of Cognos. Before joining Cognos, Mr. Moore held various positions at the Burroughs Corporation from 1973 to 1986, including Corporate Director, Plans and Analysis. Mr. Moore holds a Bachelor of Science degree in engineering from the University of Oklahoma and a master in business administration degree from the University of Houston. Our Board believes Mr. Moore's qualifications to sit on our Board include his extensive experience in the software industry and his financial expertise.

Continuing Directors — Term Ending in 2020

Director Since: 2004 Age: 61 Synchronoss Committees: • Audit • Compensation • Business Development (Chair) • Nominating and Corporate Governance

Thomas J. Hopkins

Thomas J. Hopkins is a Managing Director of Colchester Capital, LLC, an investment firm. Prior to Colchester Capital, Mr. Hopkins was involved in investment banking, principally at Deutsche Bank (and its predecessor Alex, Brown & Sons), Goldman, Sachs & Co. and Bear Stearns. He began his investment banking career at Drexel Burnham Lambert. Prior to investment banking, Mr. Hopkins was a lawyer for several years. Mr. Hopkins received a Bachelor of Arts degree from Dartmouth College, a juris doctorate from Villanova University School of Law and a master in business administration degree from the Wharton School at the University of Pennsylvania. Our Board believes Mr. Hopkins' qualifications to sit on our Board include his extensive financial expertise and his years of experience providing strategic advisory services to complex organizations.

Director Since: 2018 Age: 64
Kristin S. Rinne

Kristin S. Rinne held various senior positions at ATT, including heading the company's networks technologies organization, until she retired in 2014. Ms. Rinne brought early leadership in deploying GSM technology in the United States, setting the stage for the success of the 3GPP family of technologies. Ms. Rinne formerly held the posts of vice president of technology strategy for SBC Wireless and managing director of operations at Southwestern Bell Mobile Services. Her contributions to the industry also include serving as chairperson of the Board of Governors at 3G Americas, LLC, and the Alliance for Telecommunications Industry Solutions (ATIS). Ms. Rinne is a "Women in Technology Hall-of-Famer", as well as a member of the "Wireless Hall of Fame," and was named among Fierce Wireless' "Top 10 Most Influential Women in Wireless" list from 2011 through 2014. Ms. Rinne holds a bachelor's degree from Washburn University. Our Board believes Ms. Rinne's qualifications to sit on our Board include her extensive experience in the telecommunications industry.

Director Since: 2018 Age: 67
Robert Aquilina

Robert Aquilina joined our Board in July 2018. Since 2011, Mr. Aquilina has been an Executive Partner (a senior advisory role) for Siris Capital Group, LLC Mr. Aquilina was an executive of AT&T, Inc. for 22 years, with his last position being Co-President of AT&T Consumer Services and a member of the Chairman's Operating Group. Previously within AT&T, Mr. Aquilina held a variety of senior positions including President of Europe, Middle East & Africa; Vice Chairman of AT&T Unisource; Vice Chairman of World Partners; and General Manager of Global Data Services. Mr. Aquilina has an M.B.A. from University of Chicago and received a degree in Engineering from The Cooper Union for the Advancement of Science and Art. Our Board believes Mr. Aquilina's qualifications to sit on our Board include his extensive business experience and his years of experience providing strategic advisory services to complex organizations.

Series A Directors

Director Since: 2018 Age: 45 Synchronoss Committees: • Nominating/Corporate Governance

Frank Baker

Frank Baker joined our Board in February 2018 as part of the Siris Series A Preferred Stock transaction. Mr. Baker is a Managing Partner of Siris Capital, which he co-founded in 2011and is a board member of all Siris portfolio companies. Mr. Baker has an M.B.A. from Harvard Business School and a degree in Economics from the University of Chicago. Mr. Baker also serves as a trustee of the University of Chicago. Our Board believes Mr. Baker's qualifications to sit on our Board include his extensive financial expertise and his years of experience providing strategic advisory services to complex organizations.

Director Since: 2018 Age: 67 Synchronoss Committees: • Audit (Observer) • Nominating/ Corporate Governance

Peter Berger

Peter Berger joined our Board in February 2018 as part of the Siris Series A Preferred Stock transaction. Mr. Berger is a Managing Partner of Siris Capital, which he co-founded in 2011 and is a board member of all Siris portfolio companies. Mr. Berger has an M.B.A. from Columbia University Graduate School of Business and received a degree in Math and Accounting from Boston University. Our Board believes Mr. Berger's qualifications to sit on our Board include his extensive financial expertise and his years of experience providing strategic advisory services to complex organizations.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed Ernst & Young LLP, independent registered public accounting firm, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its formation in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company's amended and restated by-laws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

To ratify the selection by the Audit Committee of Ernst & Young LLP, as the independent registered public accounting firm of the Company for its fiscal year ended December 31, 2018, the Company must receive a "For" vote from the majority of all the outstanding shares that are present in person or represented by proxy and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" the proposal and will have no effect on the proposal. Because this proposal is a non-routine matter, a broker or other nominee may generally vote and therefore no broker non-votes are expected to exist in connection with this proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2017 and December 31, 2016 by Ernst & Young LLP, the Company's principal accountant. All services described below for 2016 and 2017 were approved by the Audit Committee.

	Fiscal Year Ended

	2017	2016

	(In thousands)

Audit Fees(1)	$27,809	$3,025

Audit Related Fees(2)	3	235

Total Fees	$27,812	$3,260

(1)
For professional services rendered for the audits of annual financial statements, including the audit of annual financial statements and internal control over financial reporting for the years ended December 31, 2017 and 2016. The audit fees also include the review of quarterly financial statements included in the Company's quarterly reports on Form 10-Q, statutory audits of foreign subsidiaries and other regulatory filings or similar engagements. In addition, the 2017 fees included amounts related to the Company's restatement of its 2015 and 2016 annual financial statements.

(2)
Includes fees that are for assurance and related services other than those included in Audit Fees and primarily related to due diligence services relating to an acquisition.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee's policy, subject to certain permitted exceptions for certain de minimis services, is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee's approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence. The independent registered public accounting firm and management are required to meet with the audit committee to review and discuss our annual and quarterly financial statements and related disclosures, as well as our critical accounting policies and practices. Additionally, the audit committee is responsible for reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements. All of the services of Ernst & Young LLP for 2016 and 2017 described above were pre-approved by the audit committee.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are requesting our stockholders to vote, on an advisory basis, on the compensation of our NEOs as described in the "Compensation of Executive Officers" section of this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs.

Compensation Program and Philosophy

Our executive compensation philosophy and programs are designed to attract, retain and motivate high-quality executives who possess the diverse skills and talents required to help us achieve our short and long-term financial and strategic goals. We believe that our executive compensation programs foster a performance-oriented culture that aligns our executives' interests with those of our stockholders over the long term. We believe that the compensation of our executives is both appropriate for and responsive to the goal of improving shareholder value. Specifically, we tie a significant portion of executive compensation to stockholder return in the form of at-risk or variable realizable compensation. The approval, on an advisory basis, of the compensation of the Company's NEOs as requires a "For" vote from the majority of all of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" this proposal and will have no effect on this proposal.

Compensation Discussion and Analysis

Stockholders are urged to read the "Compensation Discussion and Analysis" section of this Proxy Statement and the tables and narrative discussion that follow for detail about our executive compensation programs, including information about the fiscal year 2017 compensation of our NEOs.

Recommendation

For the above reasons, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED:	That the stockholders approve, on an advisory non-binding basis, the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company's 2018 Annual Meeting of Stockholders.

Even though this say-on-pay vote is advisory and therefore will not be binding, our Compensation Committee and our Board value the opinions of our stockholders. Accordingly, we expect to take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 3

PROPOSAL 4
APPROVAL OF INCREASE OF NUMBER OF SHARES ISSUABLE
UNDER THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

General.    Our Board of Directors approved an amendment to the Employee Stock Purchase Plan (the ESPP) on July 25, 2018, subject to approval by our stockholders at our 2018 Annual Meeting. We are seeking stockholder approval of an amendment to the ESPP that increases the maximum number of shares that will be made available for issuance thereunder by 500,000 shares. If our stockholders do not approve the amendment, the existing version of the ESPP will remain in effect.

Our Board believes the ESPP benefits the Company and its stockholders by providing Company employees with an opportunity through payroll deductions to purchase shares of our common stock, which is helpful in attracting, retaining, and motivating valued employees. To provide an adequate reserve of shares and a mechanism to permit the Company to continue offering employees a stock purchase opportunity, our board of directors has adopted the amendment to the ESPP, subject to stockholder approval. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code.

The following is a summary of the principal features of the ESPP, as amended by the amendment.

Administration.    The ESPP will be administered by our Board or, if appointed by the Board, by a Committee appointed by the Board. The Board or its Committee will have authority to make rules and regulations for the administration of the ESPP, to interpret its provisions, and to supervise its administration and to take any other actions related to the ESPP as it deems necessary or advisable. The interpretation and decisions of the Board or its Committee with regard to these matters shall be final and conclusive. All costs and expenses incurred in the administration of the ESPP will be paid by the Company without charge to participants. All cash proceeds received by the Company from payroll deductions under the ESPP are credited to a non-interest bearing bank account.

Shares Available; Offerings.    The stock issuable under the ESPP is the Company's authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the ESPP is 644,813.

The ESPP offering periods generally have a duration of six months. A new offering period will commence every three or six months and may run concurrently with prior offering periods. The Board or Committee in its discretion may vary the beginning date and ending date of the offering periods, provided no offering period shall exceed 24 months in length, and may vary the duration of an offering period or purchase period. A new offering period will commence on a date selected by the Board or the Compensation Committee. The participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the first day of the offering period and will be automatically exercised in successive installments on the last day of each offering period or on a designated exercise date.

Eligibility.    An employee is eligible to participate in an offering if he or she (1) is employed by the Company, or by one of the Company's subsidiaries designated by the Board or its Committee, at the beginning of an offering period; and (2) is customarily employed by the Company or designated subsidiary for more than 20 hours per week and for more than five months in a calendar year. The Company may not grant an employee an option under the ESPP if such employee, immediately after the option is granted, owns or would own (as determined pursuant to Section 424(d) of the Internal

Revenue Code) 5% or more of the total combined voting power or value of the stock of the Company. Nor may the Company grant an employee an option that gives such employee the right to purchase under the ESPP more than $25,000 worth of Common Stock (based on the fair market value of the Common Stock at the beginning of an offering period) in any calendar year.

Payment of Purchase Price; Payroll Deductions.    Payment for shares by participants shall be by accumulation of after-tax payroll deductions during an offering period. The deductions may not exceed 10% of a participant's cash compensation paid during an offering period. Cash compensation for this purpose shall be defined in the ESPP document.

The participant will receive a purchase right for each offering period in which he or she participates to purchase up to the number of shares of Common Stock determined by dividing such participant's payroll deductions accumulated prior to the purchase date by the applicable purchase price (subject to the limitations discussed herein). Unless the Board or Committee determines otherwise, no fractional shares shall be purchased. No interest shall accrue on the payroll deductions of a participant in the ESPP except to the extent required by applicable law.

Option Exercise Price.    The purchase price of each share of Common Stock purchased with payroll deductions made during each offering will be 85% of the closing price of the Common Stock on either (1) the Offering Commencement Date or (2) the Exercise Date (as defined in the ESPP), whichever closing price is less. Such closing price will be the closing price of the Common Stock on Nasdaq.

Our obligation to sell and deliver Common Stock under the ESPP is subject to listing on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

Nontransferability of Interests.    The terms of the ESPP shall provide that employees may not transfer their rights under the ESPP other than by will or the laws of descent and distribution.

Termination of Employment.    Upon termination of a participating employee's employment before an Exercise Date, no payroll deduction shall be taken from any pay due and owing and the balance of the employee's account shall be refunded.

Amendment; Termination.    The ESPP shall continue in effect until the earlier of (i) twenty (20) years from the date of adoption, (ii) the date on which all shares available for issuance under the ESPP shall have been issued or (iii) a corporate transaction, unless the ESPP is earlier terminated by the Board in its discretion. The terms of the ESPP shall provide that the Board may at any time modify, terminate or amend the ESPP in any respect, except that (1) if the approval of the stockholders of the Company is required under Section 423 of Code, the Board may not effect such modification or amendment without such approval, and (2) in no event may any amendment be made which would cause the ESPP to fail to comply with Section 423 of the Code.

Adjustments.    If any change in the Common Stock occurs (through re-capitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without our receipt of consideration), appropriate adjustments shall be made by the Company to the class and maximum number of shares subject to the ESPP, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

Corporate Transaction.    The terms of the ESPP shall provide that, in the event of a dissolution or liquidation of the Company, the offering period will terminate immediately prior to the completion of such event unless otherwise provided by the Board. In the event of (1) a proposed sale of all or substantially all of the assets of the Company or (2) a merger or consolidation of the Company with or into another corporation (other than a merger in which the Company is the surviving corporation and the holders of the capital stock of the Company immediately prior to such merger continue to hold at least 50% by voting power of the capital stock of the Company), then the surviving corporation will assume each option under the ESPP, or will substitute an equivalent option unless the Board determines either to cancel each option and refund the payroll withholding amounts or to give each participant the right to exercise the option immediately prior to the corporate transaction.

The grant of purchase rights under the ESPP will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Summary of Federal Income Tax Consequences

The following is only a summary of the principal United States Federal income taxation consequences to the participant and the Company with respect to the ESPP, based on advice received from counsel to the Company regarding current United States Federal income tax laws. This summary is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant's death or the income tax laws of any city, state or foreign country in which the participant may reside.

The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. Under a plan that so qualifies, no taxable income will be reportable by a participant, and no deductions will be allowable to the Company, by reason of the grant or exercise of the purchase rights issued thereunder. A participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

A sale or other disposition of the purchased shares will be a disqualifying disposition if made before the later of two years after the start of the offering period in which such shares were acquired or one year after the shares are purchased. If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeded the purchase price, and the participant will be required to satisfy the employment and income tax withholding requirements applicable to such income. In no other instance will the Company be allowed a deduction with respect to the participant's disposition of the purchased shares.

Any additional gain or loss recognized upon the disposition of the shares will be a capital gain, which will be long-term if the shares have been held for more than one (1) year following the date of purchase under the ESPP.

New Employee Stock Purchase Plan Benefits

Since purchase rights are subject to discretion, including an employee's decision not to participate in the ESPP, awards under the ESPP for the current fiscal year are not determinable. The Company's executive officers have an interest in this proposal because they participate in the ESPP. Our non-employee directors are not eligible to participate in the ESPP

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 4

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

If you wish to submit a proposal for inclusion in next year's proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A and Rule 14a-8, in conformance with the Company's by-laws and submitted in writing to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attn: Secretary to be received no later than the close of business on May 13, 2019 (120 days before the first anniversary of the date this proxy statement is released to stockholders). However, if the date of the Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of this Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials.

If you wish to submit a proposal to be presented at the 2019 Annual Meeting of Stockholders but which will not be included in the Company's proxy materials, your proposal must be submitted in writing and in conformance with our by-laws to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attn: Secretary no later than the close of business on the 45th day prior to the first anniversary of the date this proxy statement is released to stockholders (July 27, 2019), nor earlier than the close of business on the 75th day prior to the first anniversary of the date this proxy statement is released to stockholders (June 27, 2019). In the event that the date of the 2019 Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of this Annual Meeting, then notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

NO INCORPORATION BY REFERENCE

In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the "Audit Committee Report" and the "Compensation Committee Report" contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be "soliciting material." In addition, this Proxy Statement includes several website addresses. These website addresses (including our corporate website at www.synchronoss.com) are intended to provide inactive, textual references only and are not intended to be active hyperlinks in this proxy. The information on these websites is not part of this Proxy Statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Ronald Prague, Esq.
Executive Vice President and Chief Legal Officer
Synchronoss Technologies, Inc.
200 Crossing Boulevard
Bridgewater, NJ 08807
or
Call (800) 575-7606

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote using the Internet or by telephone or by signing and returning a proxy card, if you have requested one, so your shares will be represented at the Annual Meeting.

The form of Notice and this Proxy Statement have been approved by the Board of Directors and are being mailed, delivered or made available to stockholders by its authority.

The Board of Synchronoss Technologies, Inc.
Bridgewater, New Jersey
September 10, 2018

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Synchronoss Technologies, Inc. 200 Crossing Blvd, 8th Floor Bridgewater, NJ 08807 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 William J. Cadogan 02 Stephen G. Waldis 03 Glenn Lurie The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For 0 0 0 Against 0 0 0 Abstain 0 0 0 2 To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. To approve on a non-binding advisory basis the compensation of the Company's named executive officers. 3 4 To approve an increase in the number of shares issuable under the Company's Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000387899_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Form 10-K Annual Report Wrap are available at www.proxyvote.com SYNCHRONOSS TECHNOLOGIES, INC. Annual Meeting of Stockholders October 24, 2018 11:00 A.M. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ronald J. Prague and David Clark, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SYNCHRONOSS TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held on October 24, 2018, at 11:00 A.M., at the offices of Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, NJ 08807, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000387899_2 R1.0.1.17